AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 16, 1999


                                                              FILE NO. 333-57017
                                                              FILE NO. 811-08821

--------------------------------------------------------------------------------

                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                      FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/

          POST-EFFECTIVE AMENDMENT NO. 1

                                         and

          REGISTRATION STATEMENT UNDER THE INVESTMENT ACT OF 1940          /X/

          AMENDMENT NO. 2                                                  /X/

                                 RYDEX VARIABLE TRUST
                  (Exact Name of Registrant as Specified in Charter)

                       C/O 6116 EXECUTIVE BOULEVARD, SUITE 400
                              ROCKVILLE, MARYLAND 20852
                  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, ZIP CODE)

          Registrant's Telephone Number, including Area Code (301) 468-8520

                                ALBERT P. VIRAGH, JR.
                                        RYDEX
                         6116 EXECUTIVE BOULEVARD, SUITE 400
                              ROCKVILLE, MARYLAND 20852
                       (Name and Address of Agent for Service)

                                      Copies to:

                             JOHN H. GRADY, JR., ESQUIRE
                             Morgan, Lewis & Bockius LLP
                                 1800 M STREET, N.W.
                               WASHINGTON, D.C.  20036

It is proposed that this filing will become effective (check appropriate box):

      Immediately upon filing pursuant to paragraph (b)
 ---
  X   On April 30, 1999 pursuant to paragraph (b)
 ---
      60 days after filing pursuant to paragraph (a)(1)
 ---
      On (date) pursuant to paragraph (a)(1)
 ---
      75 days after filing pursuant to paragraph (a)(2)
 ---
      On (date) pursuant to paragraph (a)(2) of Rule 485
 ---
      If appropriate, check the following box:
      This post-effective amendment designates a new effective date for a
 ---   previously filed post-effective amendment.

                                   PROSPECTUS


        1  INTRODUCTION
      ---

        2  NOVA FUND
      ---

        4  URSA FUND
      ---

        6  OTC FUND
      ---

        8  PRECIOUS METALS FUND
      ---

       10  U.S. GOVERNMENT BOND FUND
      ---

       12  JUNO FUND
      ---

       14  U.S. GOVERNMENT MONEY MARKET FUND
      ---

       16  MORE INFORMATION ABOUT RISK
      ---

       19  PURCHASING AND REDEEMING SHARES
      ---

       20  MANAGEMENT
      ---

       22  DIVIDENDS, DISTRIBUTIONS AND TAXES
      ---

       23  FINANCIAL HIGHLIGHTS
      ---

       28  BENCHMARK INFORMATION
      ---

       BC  ADDITIONAL INFORMATION
      ---



MAY 1, 1999


                              RYDEX VARIABLE TRUST

                                   NOVA FUND
                                   URSA FUND
                                    OTC FUND
                              PRECIOUS METALS FUND
                           U.S. GOVERNMENT BOND FUND
                                   JUNO FUND
                       U.S. GOVERNMENT MONEY MARKET FUND


         6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852
                                  301-468-8520


Rydex Variable Trust (the "Trust") is a mutual fund complex with twenty-two separate investment portfolios (the "Rydex Variable Funds"), seven of which are described in this Prospectus (the "Funds"). Shares of the Funds are available exclusively for variable annuity and variable life insurance products. Variable life and variable annuity account investors should also review the separate account prospectus prepared by their insurance company.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                            PROSPECTUS  1
                                                                        --------

INTRODUCTION

    The Funds' objectives (except the U.S. Government Money Market Fund) are to match, exceed or perform the opposite of the performance of a specific index or market indicator. The benchmark used by each Fund is set forth below:

                FUND                                               BENCHMARK
 NOVA FUND                            150% OF THE PERFORMANCE OF THE S&P 500 COMPOSITE STOCK PRICE
                                      INDEX-TM- (SPX)
 URSA FUND                            INVERSE (OPPOSITE) OF THE S&P 500 COMPOSITE STOCK PRICE INDEX-TM-
                                      (SPX)
 OTC FUND                             NASDAQ 100 INDEX-TM- (NDX)
 PRECIOUS METALS FUND                 PHILADELPHIA STOCK EXCHANGE GOLD/SILVER INDEX-TM- (XAU)
 U.S. GOVERNMENT BOND FUND            120% OF THE PRICE MOVEMENT OF THE LONG TREASURY BOND
 JUNO FUND                            INVERSE (OPPOSITE) OF THE PRICE MOVEMENT OF THE LONG TREASURY BOND

A BRIEF GUIDE TO THE BENCHMARKS.

THE S&P 500 COMPOSITE STOCK PRICE INDEX-TM- (S&P 500 INDEX). The S&P 500 Index is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor's Corporation ("S&P"), on a statistical basis to be included in the S&P 500 Index.


THE NASDAQ 100 INDEX-TM-. The NASDAQ 100 Index-TM- is a modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on the National Association of Securities Dealers Automated Quotations System.


THE PHILADELPHIA STOCK EXCHANGE GOLD/SILVER INDEX-TM- (XAU INDEX). The XAU Index is a capitalization-weighted index featuring securities of ten widely-held companies in the gold and silver mining and production industry, or companies that invest in such mining and production companies.

THE LONG TREASURY BOND. The Long Treasury Bond is the current U.S. Treasury bond with the longest maturity. Currently, the longest maturity of a U.S. Treasury bond is 30 years.
    ALL FUNDS:

    - are not federally insured

    - are not guaranteed by any government agency

    - are not bank deposits

    - are not guaranteed to achieve their objectives

INVESTING IN ANY OF THE FUNDS INVOLVES RISKS THAT MAY ADVERSELY AFFECT THE FUNDS' NET ASSET VALUE, YIELD, AND TOTAL RETURN. YOU MAY LOSE MONEY. Each Fund (except the U.S. Government Money Market Fund) is non-diversified. Non-diversified funds may invest in the securities of a relatively few number of issuers. If the assets of a Fund are invested in a limited number of issuers, the Fund may be more susceptible to a single adverse economic or regulatory occurrence.

------
2  PROSPECTUS

                         FUND INFORMATION -- NOVA FUND

FUND OBJECTIVE

    The Nova Fund seeks to provide investment returns that are 150% of the S&P 500 Index.

PORTFOLIO INVESTMENTS

    Unlike a traditional index fund, as its primary investment strategy, the Fund invests to a significant extent in futures contracts and options on: securities, futures contracts, and stock indexes. On a day-to-day basis, the Fund holds U.S. Government securities to collateralize these futures and options contracts. Futures and options contracts, if used properly, may enable the Fund to meet its objective without investing directly in the securities included in the Index. The Fund also may purchase equity securities and enter into repurchase agreements.

RISK CONSIDERATIONS

    The Nova Fund is subject to a number of risks that will affect the value of its shares, including:

    - EQUITY RISK -- The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate drastically from day-to-day.

    - LEVERAGING RISK -- The Fund invests a percentage of its assets in leveraged instruments, such as certain futures and options contracts. The more the Fund invests in these leveraged instruments, the more this leverage will magnify the Fund's gains or losses on those investments.

    - TRACKING ERROR RISK -- The Advisor may not be able to match the performance of the Fund's benchmark.

    If the Fund meets its objective, the value of the Fund's shares will tend to increase by 150% of the value of any increase in the S&P 500 Index. However, when the value of the S&P 500 Index declines, the value of the Fund's shares should also decrease by 150% of the value of any decrease in the Index.

                                                            PROSPECTUS  3
                                                                        --------


FUND PERFORMANCE INFORMATION



NOVA FUND PERFORMANCE



    The bar chart and table below show the performance of the Nova Fund both year-by-year and as an average over different periods of time. For periods prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             NOVA FUND
1998              30.06%


DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 31.57% (QUARTER ENDED 12/31/98) AND THE LOWEST RETURN FOR A QUARTER WAS -17.16% (QUARTER ENDED 9/30/98).



AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 1998)(1)
                                                                          NOVA FUND       S&P 500 INDEX(2)
                                                                     --------------------------------------
  Past One Year                                                            30.06%                 26.67%
  Since Inception (05/07/97)                                               32.30%                 28.18%



(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.


(2) THE S&P 500 INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL STOCK MARKET PERFORMANCE.

------
4  PROSPECTUS

                         FUND INFORMATION -- URSA FUND

FUND OBJECTIVE
    The Ursa Fund seeks to provide investment results that will inversely correlate to the performance of the S&P 500 Index.

PORTFOLIO INVESTMENTS
    Unlike a traditional index fund, the Fund's benchmark is to perform exactly opposite the S&P 500 Index, and the Fund will generally not own the securities included in the Index. Instead, as its primary investment strategy, the Fund invests to a significant extent in futures contracts and options on: securities, futures contracts, and stock indexes. On a day-to-day basis, the Fund holds U.S. Government securities to collateralize these futures and options contracts. The Fund also may enter into repurchase agreements and sell securities short.

RISK CONSIDERATIONS
    The Ursa Fund is subject to a number of risks that will affect the value of its shares, including:
    - EQUITY RISK -- The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate drastically from day-to-day.
    - TRACKING ERROR RISK -- The Advisor may not be able to match the performance of the Fund's benchmark.
    If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the S&P 500 Index is decreasing. When the value of the S&P 500 Index is increasing, however, the value of the Fund's shares should decrease by an inversely proportionate amount (e.g., if the S&P 500 Index goes up by 10%, the value of the Fund's shares should go down by 10%).

                                                            PROSPECTUS  5
                                                                        --------


FUND PERFORMANCE INFORMATION



URSA FUND PERFORMANCE


    The bar chart and table below show the performance of the Ursa Fund both year-by-year and as an average over different periods of time. For periods prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            URSA FUND
1998            -21.93%


DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 9.11% (QUARTER ENDED 9/30/98) AND THE LOWEST RETURN FOR A QUARTER WAS -17.22% (QUARTER ENDED 12/31/98).



AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 1998)(1)
                                                                          URSA FUND       S&P 500 INDEX(2)
                                                                     --------------------------------------
  Past One Year                                                            -21.93%                26.67%
  Since Inception of Continuous Operations (06/10/97)(3)                   -22.43%                25.26%



(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.


(2) THE S&P 500 INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL STOCK MARKET PERFORMANCE.


(3) THE FUND COMMENCED CONTINUOUS OPERATIONS ON JUNE 10, 1997. PRIOR TO THAT TIME, DUE TO THE NATURE OF THE FUND'S INVESTMENT ACTIVITY, THE FUND EXPERIENCED PERIODS WITH ZERO NET ASSETS. PERIODS OF OPERATION, INCLUDING RETURNS FOR EACH DISCRETE PERIOD, WERE AS FOLLOWS: MAY 7, 1997 TO MAY 21, 1997 -3.70%; AND MAY 24, 1997 TO JUNE 3, 1997 0.10%.

------
6  PROSPECTUS

                          FUND INFORMATION -- OTC FUND

FUND OBJECTIVE
    The OTC Fund seeks to provide investment results that correspond to a benchmark for over-the-counter securities. The Fund's current benchmark is the NASDAQ 100 Index-TM-.

PORTFOLIO INVESTMENTS
    The Fund invests principally in securities of companies included in the NASDAQ 100 Index-TM-. It also may invest in other instruments whose performance is expected to correspond to that of the Index, and may engage in futures and options transactions. The Fund may also purchase U.S. Government securities and enter into repurchase agreements.

RISK CONSIDERATIONS
    The OTC Fund is subject to a number of risks that will affect the value of its shares, including:
    - EQUITY RISK -- The equity markets are volatile, and the value of the Fund's securities and futures and options contracts may fluctuate drastically from day-to-day.
    - TRACKING ERROR RISK -- The Advisor may not be able to match the performance of the Fund's benchmark.
    If the Fund meets its objective, the value of the Fund's shares will tend to increase by the amount of the increase in value of the NASDAQ 100 Index-TM-. However, when the value of the NASDAQ 100 Index-TM- declines, the value of the Fund's shares should also decrease by the amount of the decrease in value of the Index-TM-.

                                                            PROSPECTUS  7
                                                                        --------


FUND PERFORMANCE INFORMATION



OTC FUND PERFORMANCE


    The bar chart and table below show the performance of the OTC Fund both year-by-year and as an average over different periods of time. For periods prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             OTC FUND
1998             83.76%


DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 35.27% (QUARTER ENDED 12/31/98) AND THE LOWEST RETURN FOR A QUARTER WAS .77% (QUARTER ENDED 9/30/98).



AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 1998)(1)
                                                                                     NASDAQ 100 INDEX-TM-
                                                                      OTC FUND                (2)
                                                                  -----------------------------------------
  Past One Year                                                        83.76%                  85.31%
  Since Inception (05/07/97)                                           50.14%                  53.01%



(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.


(2) THE NASDAQ 100 INDEX-TM- IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF OTC MARKET PERFORMANCE.

------
8  PROSPECTUS

                    FUND INFORMATION -- PRECIOUS METALS FUND

FUND OBJECTIVE
    The Precious Metals Fund seeks to provide investment results that correspond to a benchmark primarily for metals-related securities. The Fund's current benchmark is the XAU Index.

PORTFOLIO INVESTMENTS

    The Fund invests in securities of companies included in the XAU Index, as well as securities whose performance is expected to track the performance of the XAU Index. The Fund also may engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements. The Fund may also invest a portion of its assets in securities of foreign issuers.


RISK CONSIDERATIONS
    The Precious Metals Fund is subject to a number of risks that will affect the value of the Fund's shares, including:
    - CONCENTRATION RISK -- The risk that the relatively few securities of issuers in the same industry (e.g., mining) that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry, as well as to the volatility of global prices for precious metals. The prices of precious metals may fluctuate widely due to changes in inflation or inflation expectations, currency fluctuations, speculation, worldwide demand and political developments in precious metals producing countries.
    - EQUITY RISK -- The equity markets are volatile, and the value of the Fund's securities and futures and options contracts may fluctuate drastically from day-to-day.
    - TRACKING ERROR RISK -- The Advisor may not be able to match the performance of the Fund's benchmark.
    If the Fund meets its objective, the value of the Fund's shares will tend to increase by the amount of the increase in value of the XAU Index. However, when the value of the XAU Index declines, the value of the Fund's shares should also decrease by the amount of the decrease in value of the Index.

                                                            PROSPECTUS  9
                                                                        --------


FUND PERFORMANCE INFORMATION



PRECIOUS METALS FUND PERFORMANCE


    The bar chart and table below show the performance of the Precious Metals Fund both year-by-year and as an average over different periods of time. For the periods prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            PRECIOUS METALS FUND
1998                       -17.24%


DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 9.07% (QUARTER ENDED 3/31/98) AND THE LOWEST RETURN FOR A QUARTER WAS -13.66% (QUARTER ENDED 12/31/98).



AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 1998)(1)
                                                        PRECIOUS METALS FUND   S&P 500 INDEX(2)   XAU INDEX(3)
                                                        -------------------------------------------------------
 Past One Year                                                   -17.24%               26.67%          -12.43%
  Since Inception (05/29/97)                                     -28.90%               26.64%          -26.56%



(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.


(2) THE S&P 500 INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL STOCK MARKET PERFORMANCE.


(3) THE XAU INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF PRECIOUS METALS SECTOR PERFORMANCE.

------
10  PROSPECTUS

                 FUND INFORMATION -- U.S. GOVERNMENT BOND FUND

FUND OBJECTIVE
    The U.S. Government Bond Fund seeks to provide investment results that correspond to a benchmark for U.S. Government securities. The Fund's current benchmark is 120% of the price movement of the Long Treasury Bond.

PORTFOLIO INVESTMENTS
    The Fund invests principally in U.S. Government securities, futures contracts, and options. Some of the Fund's U.S. Government securities will be used to collateralize these futures and options. Futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark. In addition, the Fund may enter into transactions involving zero coupon U.S. Treasury bonds and repurchase agreements.

RISK CONSIDERATIONS
    The U.S. Government Bond Fund is subject to a number of risks that will affect the value of its shares, including:
    - FIXED INCOME RISK -- The Fund's fixed income investments will change in value in response to interest rate changes and other factors. In addition, the value of securities with longer maturities will fluctuate more in response to interest rate changes.
    - LEVERAGING RISK -- The Fund invests a percentage of its assets in leveraged instruments, such as certain futures and options contracts. The more the Fund invests in these leveraged instruments, the more this leverage will magnify the Fund's gains or losses on those investments.
    - TRACKING ERROR RISK -- The Advisor may not be able to match the performance of the Fund's benchmark.

    If the Fund meets its objective, the value of the Fund's shares should increase by 120% of any price increase by the Long Treasury Bond. In contrast, when the price of the Long Treasury Bond declines, the value of the Fund's shares should decline by 120% of any price decline of the Long Treasury Bond.

                                                            PROSPECTUS  11
                                                                        --------


FUND PERFORMANCE INFORMATION



U.S. GOVERNMENT BOND FUND PERFORMANCE



    The bar chart and table below show the performance of the U.S. Government Bond Fund both year-by-year and as an average over different periods of time. For periods prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              U.S. GOVERNMENT BOND FUND
1998                                12.86%


DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 10.07% (QUARTER ENDED 9/30/98) AND THE LOWEST RETURN FOR A QUARTER WAS -2.58% (QUARTER ENDED 12/31/98).



AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 1998)(1)
                                                                                LEHMAN LONG TREASURY
                                                  U.S. GOVERNMENT BOND FUND           INDEX(2)
                                                  ------------------------------------------------------
  Past One Year                                                  12.86%               13.49%
  Since Inception of Continuous Operations
  (08/18/97)(3)                                                  17.46%               16.54%



(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.


(2) THE LEHMAN LONG TREASURY INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF U.S. GOVERNMENT BOND PERFORMANCE.


(3) THE FUND COMMENCED CONTINUOUS OPERATIONS ON AUGUST 18, 1997. PRIOR TO THAT TIME, DUE TO THE NATURE OF THE FUND'S INVESTMENT ACTIVITY, THE FUND EXPERIENCED PERIODS WITH ZERO NET ASSETS. PERIODS OF OPERATION, INCLUDING RETURNS FOR EACH DISCRETE PERIOD, WERE AS FOLLOWS: MAY 29, 1997 TO JUNE 5, 1997 1.50%; JUNE 24, 1997 TO JULY 14, 1997 2.20%; AND JULY 29, 1997 TO
    AUGUST 12, 1997 -3.30%.

------
12  PROSPECTUS

                         FUND INFORMATION -- JUNO FUND

FUND OBJECTIVE

    The Juno Fund seeks to provide total returns that will inversely correlate to the price movements of a benchmark for U.S. Treasury debt instruments or futures contract on a specified debt instrument. The Fund's current benchmark is the inverse of the price movement of the Long Treasury Bond.

PORTFOLIO INVESTMENTS

    Unlike a traditional fund, the Fund's benchmark is to perform exactly opposite the Long Treasury Bond. As its primary investment strategy, the Fund enters into short sales and engages in futures and options transactions. On a day-to-day basis, the Fund holds U.S. Government securities to collateralize these obligations. The Fund also may enter into repurchase agreements.

RISK CONSIDERATIONS

    The Juno Fund is subject to a number of risks that will affect the value of its shares, including:

    - FIXED INCOME RISK -- The Fund's fixed income investments will change in value in response to interest rate changes and other factors. In addition, the value of securities with longer maturities will fluctuate more in response to interest rate changes.

    - TRACKING ERROR RISK -- The Advisor may not be able to match the performance of the Fund's benchmark.

    If the Fund meets its objective, the value of the Fund's shares will tend to increase during periods when the price of the Long Treasury Bond decreases. When the price of the Long Treasury Bond increases, however, the value of the Fund's shares should decrease by an inversely proportionate amount (e.g., if the price of the Long Treasury Bond increases by 2%, the value of the Fund's shares should go down by 2%).

                                                            PROSPECTUS  13
                                                                        --------


                       THIS PAGE INTENTIONALLY LEFT BLANK

------
14  PROSPECTUS

             FUND INFORMATION -- U.S. GOVERNMENT MONEY MARKET FUND

FUND OBJECTIVE

    The U.S. Government Money Market Fund seeks to provide security of principal, high current income, and liquidity.

PORTFOLIO INVESTMENTS

    The U.S. Government Money Market Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and enters into repurchase agreements fully collateralized by U.S. Government securities.

RISK CONSIDERATIONS

    The U.S. Government Money Market Fund is subject to the following risk that will potentially affect the value of its shares:

    - INTEREST RATE RISK -- The Fund's securities are subject to Interest Rate Risk, which is the potential for decline in the price of the Fund's securities due to rising interest rates.

    In addition, the U.S. Government Money Market Fund is governed by SEC rules which impose certain liquidity, maturity and diversification requirements. All securities purchased by the Fund must have remaining maturities of 397 days or less. The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable price of $1.00 per share. ALTHOUGH THE FUND IS MANAGED TO MAINTAIN A STABLE PRICE PER SHARE OF $1.00, THERE IS NO GUARANTEE THAT THE PRICE WILL BE CONSTANTLY MAINTAINED.

                                                            PROSPECTUS  15
                                                                        --------


FUND PERFORMANCE INFORMATION



U.S. GOVERNMENT MONEY MARKET FUND PERFORMANCE



    The bar chart and table below show the performance of the U.S. Government Money Market Fund both year-by-year and as an average over different periods of time. For periods prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               U.S. GOVERNMENT MONEY MARKET FUND
1998                                           2.22%


DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS
 .68% (QUARTER ENDED 3/31/98) AND THE LOWEST RETURN FOR A QUARTER WAS .58% (QUARTER ENDED 6/30/98).



AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 1998)(1)
                                                                         U.S. GOVERNMENT MONEY MARKET FUND
                                                                       -------------------------------------
 Past One Year                                                                            2.22%
  Since Inception (05/07/97)                                                              2.34%



(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.



YIELD - As of December 31, 1998, the current yield of the Fund was 2.85%.

------
16  PROSPECTUS

MORE INFORMATION ABOUT RISK

    As indicated below, the Funds are subject to a number of risks that may affect the value of Fund shares.


EQUITY RISK (NOVA, URSA, OTC, AND PRECIOUS METALS FUNDS) -- The Funds may invest in public and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indexes. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.


FIXED INCOME RISK (U.S. GOVERNMENT BOND AND JUNO FUNDS) -- The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

TRACKING ERROR RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) -- While the Funds do not expect returns to deviate from their respective benchmarks by more than ten percent, factors such as Fund expenses, imperfect correlation between the Funds' investments and those of their benchmarks, rounding of share prices, changes to the benchmark, regulatory policies, and leverage, may affect their ability to achieve perfect correlation. The magnitude of any tracking error may be affected by a higher portfolio turnover rate.

TRADING HALT RISK (NOVA, URSA, U.S. GOVERNMENT BOND AND JUNO FUNDS) -- The Funds typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange ("CME"), have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract's price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs at the close of a trading day, a Fund may not be able to purchase or sell options or futures contracts. In such an event, a Fund also may be required to use a "fair-value" method to price its outstanding contracts.

                                                            PROSPECTUS  17
                                                                        --------

LEVERAGING RISK (NOVA AND U.S. GOVERNMENT BOND FUNDS) -- Leveraging activities include, among other things, borrowing and the use of certain types of short sales, options and futures. There are risks associated with leveraging activities, including:

    - A Fund experiencing losses over certain ranges in the market that exceed losses experienced by a non-leveraged Fund.

    - There may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures.

    - Although the Funds will only purchase exchange-traded futures and options, due to market conditions there may not be a liquid secondary market for a futures contract or option. As a result, the Funds may be unable to close out their futures or options contracts at a time which is advantageous.

    - Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

In addition, the following instruments may involve leverage and are subject to certain specific risks:

    FUTURES RISK -- Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

    The Funds may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund will only enter into futures contracts traded on a national futures exchange or board of trade.

    OPTIONS RISK -- The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Funds may cover its position by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Funds may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Funds.

------
18  PROSPECTUS

    Because option premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

    SHORT SALES RISK -- In certain short sales transactions, a Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. In another type of short sale, a short sale "against the box," a Fund sells a security it owns or has the right to acquire.

PORTFOLIO TURNOVER RATE RISK (PRECIOUS METALS, OTC AND U.S. GOVERNMENT BOND FUNDS) -- The Trust anticipates that investors that are part of a tactical or strategic asset-allocation strategy will frequently redeem or exchange shares of a Fund, which will cause that Fund to experience high portfolio turnover. A higher portfolio turnover rate may result in a Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders.

CONCENTRATION RISK (PRECIOUS METALS FUND) -- Since the Fund invests in the securities of a limited number of issuers conducting business in the precious metals industry, it is subject to the risk that those issuers (or that industry) will perform poorly, and the Fund will be negatively impacted by that poor performance. The prices of precious metals may fluctuate widely due to changes in inflation or inflation expectations, currency fluctuations, speculation, worldwide demand and political developments in precious metals-producing countries. None of the Funds will invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry; EXCEPT THAT, to the extent the benchmark selected for a particular Fund is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities.

EARLY CLOSING RISK (OTC FUND) -- The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotations system ("NASDAQ") and the New York Stock Exchange ("NYSE") is 4:00 P.M., Eastern Time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

YEAR 2000 RISK (ALL FUNDS) -- The Funds depend on the smooth functioning of computer systems in almost every aspect of their business. Like other mutual funds, businesses and individuals around the world, the Funds could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000 and distinguish between the

                                                            PROSPECTUS  19
                                                                        --------

year 2000 and the year 1900. The Trust has asked their service providers whether they expect to have their computer systems adjusted for the year 2000 transition, and received assurances from all that they are devoting significant resources to prevent material adverse consequences to the Funds. The Funds and their respective shareholders may experience losses if these assurances prove to be incorrect or as a result of year 2000 computer difficulties experienced by issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others with which the Funds do business.

FOREIGN COMPANY RISKS (PRECIOUS METALS FUND) -- Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could affect investments in foreign countries. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to U.S. domestic companies.

                        PURCHASING AND REDEEMING SHARES

    Shares are offered continuously, and may be purchased on any day that the NYSE is open for business (a "Business Day"). On any day that the New York Fed or the NYSE closes early, the principal government securities and corporate bond markets close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the Securities and Exchange Commission ("SEC"), the right is reserved to advance the time on that day by which purchase and redemption orders must be received.


    Shares of each Fund can be purchased only by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of each Fund based on, among other things, the amount of net Contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day.


    All redemption requests will be processed and payment with respect thereto will be made within seven days after tender. The Trust may suspend redemption, if permitted by the Investment Company Act of 1940 (the "1940 Act"), for any period during which the NYSE, NASDAQ, CME, the Chicago Board Options Exchange ("CBOE") or the Chicago Board of Trade ("CBOT"), as appropriate, is closed or during which trading is restricted by the SEC, or the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Trust's investors.

NET ASSET VALUE

    The price per share (the offering price) will be the net asset value per share ("NAV") next determined after your purchase order is received by the Trust. NAV is calculated by (1) taking the

------
20  PROSPECTUS


current market value of a Fund's total assets, (2) subtracting the liabilities, and (3) dividing that amount by the total number of shares owned by shareholders. For most Funds, the NAV is calculated once each Business Day after the close of the NYSE (currently, 4:00 p.m., Eastern Time). The NAV of the U.S. Government Bond Fund and the Juno Fund is determined each Business Day as of the close of normal trading on the CBOT (normally 3:00 P.M., Eastern Time). If the exchange or market where a Fund's securities or other investments are primarily traded closes early, the NAV may be calculated earlier in accordance with the policies set forth in the Funds' SAI.


    TO RECEIVE THE CURRENT BUSINESS DAY'S NAV, THE TRUST MUST RECEIVE PURCHASE OR REDEMPTION ORDERS BEFORE 3:45 P.M., EASTERN TIME, FOR THE NOVA, URSA, AND OTC FUNDS, 3:30 P.M., EASTERN TIME, FOR THE PRECIOUS METALS FUND, 2:45 P.M., EASTERN TIME, FOR THE U.S. GOVERNMENT BOND AND JUNO FUNDS, AND 1:00 P.M., EASTERN TIME, FOR THE MONEY MARKET FUND. HOWEVER, YOUR INSURANCE COMPANY MAY HAVE EARLIER CUTOFF TIMES. VARIABLE LIFE AND VARIABLE ANNUITY ACCOUNT INVESTORS SHOULD CONSULT THEIR SEPARATE ACCOUNT PROSPECTUS.

                                   MANAGEMENT

THE ADVISOR'S INVESTMENT METHODOLOGY

    In managing the Funds, the Advisor's primary objective is to match the performance of each Fund's benchmark as closely as possible. Through the use of quantitative analysis techniques, each Fund is structured to match the risk and return characteristics of the appropriate benchmark, while remaining fully invested in all market environments. The Advisor monitors each Fund on an ongoing basis, and makes adjustments, as necessary, to minimize tracking error and to maximize liquidity. The Advisor may utilize options contracts to leverage a Fund's investment exposure. In addition, some Funds may require short selling techniques designed to inversely correlate to the performance of an index or benchmark.

MANAGEMENT OF THE FUNDS

THE INVESTMENT ADVISOR -- PADCO Advisors II, Inc., a Maryland corporation with offices at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, serves as investment advisor and manager of the Funds. Albert P. Viragh, Jr., the Chairman of the Board and the President of the Advisor, owns a controlling interest in the Advisor. From 1985 until the incorporation of the Advisor, Mr. Viragh was a Vice President of Money Management Associates ("MMA"), a Maryland-based registered investment advisor. From 1992 to June 1993, Mr. Viragh was the portfolio manager of The Rushmore Nova Portfolio, a series of The Rushmore Fund, Inc., an investment company managed by MMA.

    The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Trustees of the Trust supervise the Advisor and establish policies that the Advisor must follow in its day-to-day management activities.

                                                            PROSPECTUS  21
                                                                        --------

Under an investment advisory agreement between the Trust and the Advisor, the Funds pay the Advisor a fee at an annualized rate, based on the average daily net assets for each Fund, as set forth below:


                                                                 CONTRACTUAL     ADVISORY FEES
FUND                                                             ADVISORY FEE    RECEIVED 1998
-----------------------------------------------------------------------------------------------
Nova                                                                 .75%            .71%
Ursa                                                                 .90%            .73%
OTC                                                                  .75%            .72%
Precious Metals                                                      .75%            .59%
U.S. Government Bond                                                 .50%            .50%
Juno                                                                 .90%            .51%
U.S. Government Money Market                                         .50%            .28%


    The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the Trustees who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

PORTFOLIO MANAGEMENT

    The portfolio manager of the Ursa Fund and the OTC Fund is Michael P. Byrum, who is a Vice President and the Advisor's senior portfolio manager. Prior to joining the Advisor as a portfolio manager in July 1993, Mr. Byrum worked as an investor representative with MMA.

    The portfolio manager of the Nova Fund and the Juno Fund is Thomas Michael, who joined the Advisor as a portfolio manager in March 1994. From 1992 to February 1994, Mr. Michael was a financial markets analyst at Cedar Street Investment Management Co., of Chicago, Illinois, an institutional consulting firm specializing in developing hedging and speculative strategies in stock index futures contracts and U.S. Treasury bond futures contracts.

    The portfolio manager of the Precious Metals Fund is T. Daniel Gillespie, who joined the Advisor as a portfolio manager in January 1997. From July 1994 to January 1997, Mr. Gillespie was a portfolio manager for GIT Investment Funds, a registered investment company in Arlington, Virginia, where he managed over $160 million in equity, bond, and money market mutual fund assets. From 1991 to 1994, Mr. Gillespie worked as a portfolio manager to The Rushmore Fund, Inc., where he managed over $900 million in mutual fund assets.

    The portfolio manager of the U.S. Government Bond Fund is Anne H. Ruff, who joined the Advisor as a portfolio manager in August 1996. From 1989 to 1995, Ms. Ruff worked as a portfolio

------
22  PROSPECTUS

manager for United Services Life Insurance Company in Arlington, Virginia, where she managed $2.5 billion in fixed-income portfolios.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

    Income dividends and capital gain distributions are paid at least annually by each of the Funds, except the U.S. Government Money Market and the U.S. Government Bond Funds, which declare and pay dividends daily to the insurance company. The Trust may declare a special capital gains distribution if the Trustees believe that such a distribution would be in the best interest of the shareholders of a Fund.

TAXES

    Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to Shareholders. A Fund is not liable for any income or franchise tax in Delaware as long as it qualifies as a regulated investment company for federal income tax purposes.

    In addition to qualifying for special tax treatment as a regulated investment company, the Funds intend to meet special diversification requirements of the Internal Revenue Code (the "Code") in order to assure insurance companies that their variable annuity and variable life contracts qualify as insurance under the Code.

                                                            PROSPECTUS  23
                                                                        --------


                              FINANCIAL HIGHLIGHTS



    The financial highlights table is intended to help you understand the Funds' financial performance for the period of each Fund's (and its predecessor's) operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). On November 2, 1998, the Trust acquired all of the assets and liabilities (other than liabilities relating to insurance charges) of Rydex Advisor Variable Annuity Account (the "Separate Account") and the subaccounts of the Separate Account (the "Subaccounts"). The information provided below for periods ending prior to and including December 31, 1997, which relates to the Subaccounts, has been audited by PricewaterhouseCoopers LLP. The information for the period ended December 31, 1998, which relates to the Funds, has been audited by Deloitte & Touche LLP. The Reports of Independent Accountants for each such period along with the Funds' financial statements and related notes, are included in the Annual Reports to Shareholders for such periods. Our 1998 Annual Report is available upon request and without charge by calling 1-301-468-8520 collect. The 1998 Annual Report is incorporated by reference in the SAI.



FINANCIAL HIGHLIGHTS



                                            NOVA                                               URSA
                                -----------------------------     ---------------------------------------------------------------
                                    YEAR            PERIOD            YEAR           JUNE 10,         MAY 24,           MAY 7,
                                   ENDED            ENDED            ENDED           1997 TO          1997 TO          1997 TO
                                DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,       JUNE 3,          MAY 21,
                                    1998            1997*             1998            1997+            1997+            1997+*
                                ------------     ------------     ------------     ------------     ------------     ------------
Per Share Operating
 Performance:++
Net Asset Value -- Beginning
 of Period..................      $ 12.21          $ 10.00           $ 8.07           $ 9.36           $ 9.57          $ 10.00
                                ------------     ------------        ------           ------           ------        ------------
  Net Investment Income
   (Loss)...................          .04              .07              .06             (.01)             .00             (.04)
  Net Realized and
   Unrealized Gains (Losses)
   on Securities............         3.63             2.14            (1.83)           (1.28)             .01             (.33)
  Dividends to Shareholders
   from Net Investment
   Income...................          .00              .00              .00              .00              .00              .00
  Distributions (from
   capital gains)...........          .00              .00              .00              .00              .00              .00
                                ------------     ------------        ------           ------           ------        ------------
  Net Increase (Decrease) in
   Net Asset Value..........         3.67             2.21            (1.77)           (1.29)             .01             (.37)
                                ------------     ------------        ------           ------           ------        ------------
Net Asset Value -- End of
 Period.....................      $ 15.88          $ 12.21           $ 6.30           $ 8.07           $ 9.58          $  9.63
                                ------------     ------------        ------           ------           ------        ------------
                                ------------     ------------        ------           ------           ------        ------------
Total Investment Return.....        30.06%                           (21.93)%
Ratios to Average Net Assets
  Gross Expenses............         3.26%            9.09%**          3.76%            9.21%**         85.10%**         13.62%**
  Net Expenses..............         3.22%            2.80%**          3.59%            2.90%**          2.90%**          2.90%**
  Net Investment Income
   (Loss)...................         0.27%            0.91%**          0.89%           (0.27)%**         2.76%**        (10.05)%**
Supplementary Data:
Portfolio Turnover
 Rate***....................            0%          178.34%               0%               0%               0%               0%
Net Assets, End of Period
 (000's omitted)............      $29,258          $10,448           $5,509           $2,879           $   --          $    --


------------


*     COMMENCEMENT OF OPERATIONS: NOVA AND URSA -- MAY 7, 1997



**    ANNUALIZED



***    PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
     SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.



+     DUE TO THE NATURE OF THE INVESTMENT ACTIVITY, THE FUND EXPERIENCED PERIODS
     WITH ZERO NET ASSETS. FINANCIAL HIGHLIGHTS ARE PRESENTED ONLY FOR PERIODS WITH NET ASSETS GREATER THAN ZERO.



++    THE PER SHARE DATA OF THE FINANCIAL HIGHLIGHTS TABLE IS CALCULATED USING
     THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

------
24  PROSPECTUS


FINANCIAL HIGHLIGHTS



                                           U.S. GOVERNMENT
                                            MONEY MARKET                       OTC                     PRECIOUS METALS
                                     ---------------------------   ---------------------------   ---------------------------
                                      YEAR ENDED    PERIOD ENDED    YEAR ENDED    PERIOD ENDED    YEAR ENDED    PERIOD ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         1998          1997*           1998          1997*           1998          1997*
                                     ------------   ------------   ------------   ------------   ------------   ------------
Per Share Operating Performance:++
Net Asset Value -- Beginning of
 Period............................    $ 10.32        $ 10.00        $  10.65       $ 10.00        $   7.02       $ 10.00
                                     ------------   ------------   ------------   ------------   ------------   ------------
Net Investment Income (Loss).......        .08            .31            (.40)         (.09)           (.16)         (.11)
  Net Realized and Unrealized Gains
   (Losses) on Securities..........        .00            .01            9.32           .74           (1.05)        (2.87)
                                     ------------   ------------   ------------   ------------   ------------   ------------
  Net Increase (Decrease) in Net
   Asset Value Resulting from
   Operations......................        .08            .32            8.92           .65           (1.21)        (2.98)
  Dividends to Shareholders from
   Net Investment Income...........       (.01)           .00             .00           .00             .00           .00
  Distributions (from capital
   gains)..........................        .00            .00             .00           .00             .00           .00
  Adjustment due to
   Reorganization..................      (9.39)           .00             .00           .00             .00           .00
                                     ------------   ------------   ------------   ------------   ------------   ------------
  Net Increase (Decrease) in Net
   Asset Value.....................      (9.32)           .32            8.92           .65           (1.21)        (2.98)
                                     ------------   ------------   ------------   ------------   ------------   ------------
Net Asset Value -- End of Period...    $  1.00        $ 10.32        $  19.57       $ 10.65        $   5.81       $  7.02
                                     ------------   ------------   ------------   ------------   ------------   ------------
                                     ------------   ------------   ------------   ------------   ------------   ------------
Total Investment Return............       2.22%                         83.76%                       (17.24)%
Ratios to Average Net Assets
  Gross Expenses...................       2.99%          6.82%**         2.96%         9.07%**         3.39%         9.76%**
  Net Expenses.....................       2.67%          2.20%**         2.96%         2.80%**         3.23%         2.80%**
  Net Investment Income (Loss).....       2.61%          3.34%**        (2.67)%       (1.22)%**       (2.31)%       (2.19)%**
Supplementary Data:
  Portfolio Turnover Rate***.......          0%             0%        1077.49%       449.91%        1739.23%       913.83%
  Net Assets, End of Period (000's
   omitted)........................    $40,971        $17,903        $ 22,038       $ 2,367        $  2,695       $   518


------------


* COMMENCEMENT OF OPERATIONS: U.S. GOVERNMENT MONEY MARKET AND OTC -- MAY 7, 1997; PRECIOUS METALS -- MAY 29, 1997



**    ANNUALIZED



***    PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
     SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.



++    THE PER SHARE DATA OF THE FINANCIAL HIGHLIGHTS TABLE IS CALCULATED USING
     THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

                                                            PROSPECTUS  25
                                                                        --------


FINANCIAL HIGHLIGHTS



                                                                            U.S. GOVERNMENT BOND
                                                    ---------------------------------------------------------------------
                                                                      AUGUST 18,       JULY 29,      JUNE 24,     MAY 29,
                                                     YEAR ENDED        1997 TO         1997 TO       1997 TO      1997 TO
                                                    DECEMBER 31,     DECEMBER 31,     AUGUST 12,     JULY 14,     JUNE 5,
                                                        1998            1997+           1997+         1997+       1997+*
                                                    ------------     ------------     ----------     --------     -------
Per Share Operating Performance:++
Net Asset Value -- Beginning of Period..........      $  11.82         $ 10.70          $10.92        $10.44      $10.00
                                                    ------------     ------------     ----------     --------     -------
  Net Investment Income.........................           .24             .15             .02           .10         .00
  Net Realized and Unrealized Gains (Losses) on
   Securities...................................          1.28             .97            (.38)          .13         .15
                                                    ------------     ------------     ----------     --------     -------
  Net Increase (Decrease) in Net Asset Value
   Resulting from Operations....................          1.52            1.12            (.36)          .23         .15
  Dividends to Shareholders from Net Investment
   Income.......................................          (.06)            .00             .00           .00         .00
  Distributions (from capital gains)............           .00             .00             .00           .00         .00
                                                    ------------     ------------     ----------     --------     -------
  Net Increase (Decrease) in Net Asset Value....          1.46            1.12            (.36)          .23         .15
                                                    ------------     ------------     ----------     --------     -------
Net Asset Value -- End of Period................      $  13.28         $ 11.82          $10.56        $10.67      $10.15
                                                    ------------     ------------     ----------     --------     -------
                                                    ------------     ------------     ----------     --------     -------
Total Investment Return.........................         12.86%
Ratios to Average Net Assets
  Gross Expenses................................          2.71%           8.47%**        49.63%**      12.68%**     5.43%**
  Net Expenses..................................          2.71%           2.40%**         2.40%**       2.40%**     2.40%**
  Net Investment Income.........................          1.92%           3.49%**         3.80%**       7.94%**     1.86%**
Supplementary Data:
  Portfolio Turnover Rate***....................       1462.79%         760.78%              0%            0%          0%
  Net Assets, End of Period (000's omitted).....      $  4,973         $   892          $   --        $   --      $   --


------------


*     COMMENCEMENT OF OPERATIONS: U. S. GOVERNMENT BOND -- MAY 29, 1997



**    ANNUALIZED



***    PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
     SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.



+     DUE TO THE NATURE OF THE INVESTMENT ACTIVITY, THE FUND EXPERIENCED PERIODS
     WITH ZERO NET ASSETS. FINANCIAL HIGHLIGHTS ARE PRESENTED ONLY FOR PERIODS WITH NET ASSETS GREATER THAN ZERO.



++    THE PER SHARE DATA OF THE FINANCIAL HIGHLIGHTS TABLE IS CALCULATED USING
     THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

------
26  PROSPECTUS


FINANCIAL HIGHLIGHTS



                                                                                JUNO
                                            -----------------------------------------------------------------------------
                                              MARCH 3,        MARCH 1,       FEBRUARY 22,     FEBRUARY 1,     JANUARY 19,
                                              1998 TO          1998 TO         1998 TO          1998 TO         1998 TO
                                            DECEMBER 31,      MARCH 2,       FEBRUARY 24,     FEBRUARY 2,     JANUARY 25,
                                               1998+            1998+           1998+            1998+           1998+
                                            ------------     -----------     ------------     -----------     -----------
Per Share Operating Performance:++
Net Asset Value -- Beginning of
 Period.................................       $ 9.20           $9.09           $9.03           $  8.98          $8.88
                                               ------           -----           -----         -----------        -----
  Net Investment Income (Loss)..........         (.05)            .00             .00               .00            .00
  Net Realized and Unrealized Gains
   (Losses) on Securities...............         (.75)            .08             .11               .04            .26
  Dividends to Shareholders from Net
   Investment Income....................          .00             .00             .00               .00            .00
  Distributions (from capital gains)....          .00             .00             .00               .00            .00
                                               ------           -----           -----         -----------        -----
  Net Increase (Decrease) in Net Asset
   Value................................         (.80)            .08             .11               .04            .26
                                               ------           -----           -----         -----------        -----
Net Asset Value -- End of Period........       $ 8.40           $9.17           $9.14           $  9.02          $9.14
                                               ------           -----           -----         -----------        -----
                                               ------           -----           -----         -----------        -----
Total Investment Return.................        (8.70)%          0.88%           1.22%             0.45%          2.93%
Ratios to Average Net Assets
  Gross Expenses........................         5.72%**        13.10%**         4.39%**           4.42%**        4.42%**
  Net Expenses..........................         3.52%**        11.01%**         3.68%**           3.68%**        3.67%**
  Net Investment Income (Loss)..........        (1.10)%**       (5.32)%**        1.60%**           1.92%**        1.73%**
Supplementary Data:
  Portfolio Turnover Rate***............            0%              0%              0%                0%             0%
  Net Assets, End of Period (000's
   omitted).............................       $   69           $  --           $  --           $    --          $  --


------------


**    ANNUALIZED



***    PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
     SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.



+     DUE TO THE NATURE OF THE INVESTMENT ACTIVITY, THE FUND EXPERIENCED PERIODS
     WITH ZERO NET ASSETS. FINANCIAL HIGHLIGHTS ARE PRESENTED ONLY FOR PERIODS WITH NET ASSETS GREATER THAN ZERO.



++    THE PER SHARE DATA OF THE FINANCIAL HIGHLIGHTS TABLE IS CALCULATED USING
     THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

                                                            PROSPECTUS  27
                                                                        --------


FINANCIAL HIGHLIGHTS



                                                                             JUNO
                                       --------------------------------------------------------------------------------
                                       OCTOBER 22,      AUGUST 26,       JULY 24,                 JUNE 16,      MAY 7,
                                         1997 TO          1997 TO        1997 TO                  1997 TO      1997 TO
                                       DECEMBER 11,     OCTOBER 19,     AUGUST 11,     JULY 7,    JULY 2,      JUNE 3,
                                          1997+            1997+          1997+         1997+      1997+        1997+*
                                       ------------     -----------     ----------     -------    --------     --------
Per Share Operating Performance:++
Net Asset Value -- Beginning of
 Period............................       $ 9.50           $9.72          $9.41        $  9.59     $9.71        $10.00
                                          ------           -----          -----        -------    --------     --------
  Net Investment Income............          .11             .01            .01            .00       .00           .00
  Net Realized and Unrealized Gains
   (Losses) on Securities..........         (.60)           (.21)           .26           (.05)     (.03)         (.14)
  Dividends to Shareholders from
   Net Investment Income...........          .00             .00            .00            .00       .00           .00
  Distributions (from capital
   gains)..........................          .00             .00            .00            .00       .00           .00
                                          ------           -----          -----        -------    --------     --------
  Net Increase (Decrease) in Net
   Asset Value.....................         (.49)           (.20)           .27           (.05)     (.03)         (.14)
                                          ------           -----          -----        -------    --------     --------
Net Asset Value -- End of Period...       $ 9.01           $9.52          $9.68        $  9.54     $9.68        $ 9.86
                                          ------           -----          -----        -------    --------     --------
                                          ------           -----          -----        -------    --------     --------
Ratios to Average Net Assets
  Gross Expenses...................        19.73%**         7.88%**        3.23%**      111.10%**   5.71%**       6.13%
  Net Expenses.....................         2.90%**         2.90%**        2.90%**        2.90%**   2.90%**       2.90%
  Net Investment Income (Loss).....         8.68%**         0.80%**        1.50%**        0.74%**   1.29%**      (0.37)%
Supplementary Data:
  Portfolio Turnover Rate***.......            0%              0%             0%             0%        0%            0%
  Net Assets, End of Period (000's
   omitted)........................       $   --           $  --          $  --        $    --     $  --        $   --


------------


*     COMMENCEMENT OF OPERATIONS: JUNO -- MAY 7, 1997



**    ANNUALIZED



***    PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
     SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.



+     DUE TO THE NATURE OF THE INVESTMENT ACTIVITY, THE FUND EXPERIENCED PERIODS
     WITH ZERO NET ASSETS. FINANCIAL HIGHLIGHTS ARE PRESENTED ONLY FOR PERIODS WITH NET ASSETS GREATER THAN ZERO.



++    THE PER SHARE DATA OF THE FINANCIAL HIGHLIGHTS TABLE IS CALCULATED USING
     THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

-------
  28  PROSPECTUS

BENCHMARK INFORMATION

NEITHER THE NOVA FUND NOR THE URSA FUND IS SPONSORED, ENDORSED, SOLD, OR PROMOTED BY STANDARD & POOR'S CORP. (S&P); THE OTC FUND IS NOT SPONSORED, ENDORSED, SOLD, OR PROMOTED BY NASDAQ OR ANY OF NASDAQ'S AFFILIATES (NASDAQ AND ITS AFFILIATES HEREINAFTER COLLECTIVELY REFERRED TO AS "NASDAQ"); AND THE PRECIOUS METALS FUND IS NOT SPONSORED, ENDORSED, SOLD, OR PROMOTED BY THE PHILADELPHIA STOCK EXCHANGE (PHLX), SPONSOR OF THE XAU INDEX.

NONE OF S&P, NASDAQ, AND PHLX MAKE ANY REPRESENTATION OR WARRANTY, IMPLIED OR EXPRESS, TO THE INVESTORS IN THE FUNDS, OR ANY MEMBER OF THE PUBLIC, REGARDING THE ADVISABILITY OF INVESTING IN INDEX FUNDS OR THE ABILITY OF THE S&P 500 INDEX, NASDAQ 100 INDEX-TM-, AND THE XAU INDEX, RESPECTIVELY, TO TRACK GENERAL STOCK MARKET PERFORMANCE.

NONE OF S&P, NASDAQ, AND PHLX GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX, NASDAQ 100 INDEX-TM-, AND THE XAU INDEX, RESPECTIVELY, OR ANY DATA INCLUDED THEREIN.

NONE OF S&P, NASDAQ, AND PHLX MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY ANY OF THE FUNDS, THE INVESTORS IN THE FUNDS, OR ANY PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, THE NASDAQ 100 INDEX-TM-, THE XAU INDEX, RESPECTIVELY, OR ANY DATA INCLUDED THEREIN.

NONE OF S&P, NASDAQ, AND PHLX MAKE ANY EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE FOR USE WITH RESPECT TO THE S&P 500 INDEX, THE NASDAQ 100 INDEX-TM-, THE XAU INDEX, RESPECTIVELY, OR ANY DATA INCLUDED THEREIN.

Additional information about the Funds is included in a Statement of Additional
    Information dated May 1, 1999 (the "SAI"), which contains more detailed information about the Funds. The SAI has been filed with the Securities and
     Exchange Commission ("SEC") and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains a Web site ("http:// www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information call 1-800-SEC-0330).
 You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: Securities and Exchange Commission, Public Reference
     Section, Washington, D.C. 20549-6009. To help you to obtain additional information, the Funds' SEC registration number is 811-08821.



  You may obtain a copy of the SAI or the annual or semi-annual reports of the Trust without charge by calling 1-301-468-8520 collect or by writing to PADCO
   Service Company, Inc., at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852. Additional information about the investments of the Funds is available in the annual and semi-annual reports. Also, in the annual report of the Funds, you will find a discussion of the market conditions and investment strategies that significantly affected performance during the last fiscal year.


--------------------------------------------------------------------------------

       NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE TRUST'S SAI IN
CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR PADCO ADVISORS II,
    INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST IN ANY
               JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

           RYDEX-Registered Trademark-
           INVESTMENT FLEXIBILITY
           FOR INSTITUTIONAL MONEY MANAGERS



                                RYDEX VARIABLE TRUST
          6116 Executive Boulevard, Suite 400, Rockville, Maryland  20852
                                    301-468-8520



BENCHMARK FUND                                         SECTOR FUNDS
--------------                                         ------------

ARKTOS FUND                                  BANKING FUND
                                             BASIC MATERIALS FUND
                                             BIOTECHNOLOGY FUND
                                             CONSUMER PRODUCTS FUND
                                             ELECTRONICS FUND
                                             ENERGY FUND
                                             ENERGY SERVICES FUND
                                             FINANCIAL SERVICES FUND
                                             HEALTH CARE FUND
                                             LEISURE FUND
                                             RETAILING FUND
                                             TECHNOLOGY FUND
                                             TELECOMMUNICATIONS FUND
                                             TRANSPORTATION FUND


Rydex Variable Trust (the "Trust") is a mutual fund complex with twenty-two separate investment portfolios (the "Rydex Variable Funds"), fifteen of which are described in this Prospectus (the "Funds"). Shares of the Funds are available exclusively for variable annuity and variable life insurance products, as well as for certain pension, profit sharing and other retirement plans. Variable life and variable annuity account investors should also review the separate account prospectus prepared by their insurance company.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

May 1, 1999

                                      PROSPECTUS

                                  TABLE OF CONTENTS


Introduction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Benchmark Funds

     Arktos Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Sector Funds
     Banking Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Basic Materials Fund. . . . . . . . . . . . . . . . . . . . . . . .
     Biotechnology Fund. . . . . . . . . . . . . . . . . . . . . . . . .
     Consumer Products Fund. . . . . . . . . . . . . . . . . . . . . . .
     Electronics Fund. . . . . . . . . . . . . . . . . . . . . . . . . .
     Energy Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Energy Services Fund. . . . . . . . . . . . . . . . . . . . . . . .
     Financial Services Fund . . . . . . . . . . . . . . . . . . . . . .
     Health Care Fund. . . . . . . . . . . . . . . . . . . . . . . . . .
     Leisure Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Retailing Fund. . . . . . . . . . . . . . . . . . . . . . . . . . .
     Technology Fund . . . . . . . . . . . . . . . . . . . . . . . . . .
     Telecommunications Fund . . . . . . . . . . . . . . . . . . . . . .
     Transportation Fund . . . . . . . . . . . . . . . . . . . . . . . .


More Information About Risk. . . . . . . . . . . . . . . . . . . . . . .
Shareholder Information. . . . . . . . . . . . . . . . . . . . . . . . .
Management . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Dividends, Distributions and Taxes . . . . . . . . . . . . . . . . . . .
Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . .
Benchmark Information. . . . . . . . . . . . . . . . . . . . . . . . . .
Additional Information . . . . . . . . . . . . . . . . . . . .Back Cover

                                     INTRODUCTION

                                   BENCHMARK FUND


The Arktos Fund's objective is to perform the opposite of the performance of the NASDAQ 100 Index-TM- (NDX). The NASDAQ 100 Index-TM-. The NASDAQ 100 Index-TM-is a modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on the National Association of Securities Dealers Automated Quotations System.

                                    SECTOR FUNDS

In attempting to replicate the performance of individual economic sectors, each Sector Fund invests substantially all of its assets in a portfolio of equity securities of issuers doing business in the economic sector that is included in the Fund's name.

                                      ALL FUNDS

     -    are not federally insured          -    are not bank deposits
     -    are not guaranteed by any          -    are not guaranteed to achieve
          government agency                       their objectives

INVESTING IN ANY OF THE FUNDS INVOLVES RISKS THAT MAY ADVERSELY AFFECT THE
FUNDS' NET ASSET VALUE, YIELD, AND TOTAL RETURN.  YOU MAY LOSE MONEY.   Each
Fund is non-diversified.   Non-diversified funds may invest in the securities of
a relatively few number of issuers. If the assets of a Fund are invested in a limited number of issuers, the Fund may be more susceptible to a single adverse economic or regulatory occurrence.

FUND INFORMATION - ARKTOS FUND

FUND OBJECTIVE

The ARKTOS FUND seeks to provide investment results that will match the performance of a specific benchmark. The Fund's current benchmark is the inverse of the performance of the NASDAQ 100 Index-TM-.

PORTFOLIO INVESTMENTS

Unlike a traditional index fund, the Fund's benchmark is to perform exactly opposite the NASDAQ 100 Index-TM-, and the Fund will not own the securities included in the Index. Instead, as its primary investment strategy, the Fund engages to a significant extent in short sales of securities, futures contracts and options on: securities, futures contracts, and stock indexes. On a day-to-day basis, the Fund holds U.S. Government securities to collateralize these futures and options contracts. The Fund also may enter into repurchase agreements.

RISK CONSIDERATIONS

The Arktos Fund is subject to a number of risks that will affect the value of its shares, including:

     - EQUITY RISK - The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate drastically from day-to-day.

     - TRACKING ERROR RISK - The Advisor may not be able to match the performance of the Fund's benchmark.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the NASDAQ 100 Index-TM- is decreasing. When the value of the NASDAQ 100 Index-TM- is increasing, however, the value of the Fund's shares should decrease by an inversely proportionate amount (E.G., if the NASDAQ 100 Index-TM- goes up by 10%, the value of the Fund's shares should go down by 10%).

                           FUND INFORMATION - BANKING FUND

FUND OBJECTIVE

The BANKING FUND seeks to provide capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions ("Banking Companies").

PORTFOLIO INVESTMENTS

The Fund invests substantially all of its assets in a portfolio of equity securities of Banking Companies that are traded in the United States. The Fund may also invest in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

 RISK CONSIDERATIONS

The Banking Fund is subject to a number of risks that will affect the value of its shares, including:

     - EQUITY RISK - The equity markets are volatile, and the value of the Fund's securities and futures and options contracts may fluctuate drastically from day-to-day.

     - SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the same economic sector (e.g., banking) that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Banking Companies are engaged in accepting deposits and making commercial and principally non-mortgage consumer loans and include state chartered banks, savings and loan institutions, and banks that are members of the Federal Reserve System. The prices of the securities of Banking Companies may fluctuate widely due to the broadening of regional and national interstate banking powers, the reduction in the number of publicly-traded banks, and general economic conditions which could create exposure to credit losses, and are dependent to a greater or lesser extent on changes in the interest rate.

                       FUND INFORMATION - BASIC MATERIALS FUND

FUND OBJECTIVE

The BASIC MATERIALS FUND seeks capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals and other basic building and manufacturing materials ("Basic Materials Companies").

PORTFOLIO INVESTMENTS

The Fund invests substantially all of its assets in a portfolio of equity securities of Basic Materials Companies that are traded in the United States. The Fund may also invest in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS

The Basic Materials Fund is subject to a number of risks that will affect the value of its shares, including:

     - EQUITY RISK - The equity markets are volatile, and the value of the Fund's securities and futures and options contracts may fluctuate drastically from day-to-day.

     - SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the same economic sector (e.g., basic materials) that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Basic Materials Companies are engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods used in the industrial sector, and may be involved in the production of metals, textiles, and wood products, including equipment suppliers and railroads. The prices of the securities of Basic Materials Companies may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

                        FUND INFORMATION - BIOTECHNOLOGY FUND

FUND OBJECTIVE

The BIOTECHNOLOGY FUND seeks capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic or other biological engineering, and in the design, manufacture, or sale of related biotechnology products or services ("Biotechnology Companies").

PORTFOLIO INVESTMENTS

The Fund invests substantially all of its assets in a portfolio of equity securities of Banking Companies that are traded in the United States. The Fund may also invest in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS

The Biotechnology Fund is subject to a number of risks that will affect the value of its shares, including:

     - EQUITY RISK - The equity markets are volatile, and the value of the Fund's securities and futures and options contracts may fluctuate drastically from day-to-day.

     - SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the same economic sector (e.g., biotechnology) that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Biotechnology Companies are engaged in the research, development, and manufacture of various biotechnological products, services, and processes; manufacture and/or distribute biotechnological and biomedical products, including devices and instruments; provide or benefit significantly from scientific and technological advances in biotechnology; or provide processes or services instead of, or in addition to, products. The prices of the securities of Biotechnology Companies may fluctuate widely due to patent considerations, intense competition, rapid technological change and obsolescence, and regulatory requirements of the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities.

     - SMALL ISSUER RISK - Many Biotechnology Companies are relatively small and have thinly traded equity securities, may not yet offer products or offer a single product, and may have persistent losses during a new product's transition from development to production or erratic revenue patterns.

                      FUND INFORMATION - CONSUMER PRODUCTS FUND

FUND OBJECTIVE

The CONSUMER PRODUCTS FUND seeks capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally ("Consumer Products Companies").

PORTFOLIO INVESTMENTS

The Fund invests substantially all of its assets in a portfolio of equity securities of Consumer Products Companies that are traded in the United States. The Fund may also invest in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS

The Consumer Products Fund is subject to a number of risks that will affect the value of its shares, including:

     - EQUITY RISK - The equity markets are volatile, and the value of the Fund's securities and futures and options contracts may fluctuate drastically from day-to-day.

     - SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the same economic sector (E.G., consumer products) that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Consumer Products Companies include companies that manufacture, wholesale or retail durable goods such as major appliances and personal computers, or that retail non-durable goods such as beverages, tobacco, health care products, household and personal care products, apparel, and entertainment products (E.G., books, magazines, TV, cable, movies, music, gaming, sports), as well as companies that provide consumer products and services such as lodging, child care, convenience stores, and car rentals. The performance of Consumer Products Companies has historically been closely tied to the performance of the overall economy, and is also affected by interest rates, competition, consumer confidence and relative levels of disposable household income and seasonal consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace.

                         FUND INFORMATION - ELECTRONICS FUND

FUND OBJECTIVE

The ELECTRONICS FUND seeks capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices ("Electronics Companies").

PORTFOLIO INVESTMENTS

The Fund invests substantially all of its assets in a portfolio of equity securities of Electronics Companies that are traded in the United States. The Fund may also invest in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS

The Electronics Fund is subject to a number of risks that will affect the value of its shares, including:

     - EQUITY RISK - The equity markets are volatile, and the value of the Fund's securities and futures and options contracts may fluctuate drastically from day-to-day.

     - SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the same economic sector (e.g., electronics) that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Electronics Companies include companies involved in the manufacture and development of semiconductors, connectors, printed circuit boards and other components; equipment vendors to electronic component manufacturers; electronic component distributors; electronic instruments and electronic systems vendors; and also include companies involved in all aspects of the electronics business and in new technologies or specialty areas such as defense electronics, advanced design and manufacturing technologies, or lasers. The prices of the securities of Electronics Companies may fluctuate widely due to risks of rapid obsolescence of products, intense competition, the economic performance of their customers, high technology and research costs (especially in light of decreased defense spending by the U.S. Government), and may face competition from subsidized foreign competitors with lower production costs.

                            FUND INFORMATION - ENERGY FUND

FUND OBJECTIVE

The ENERGY FUND seeks capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal and alternative sources of energy ("Energy Companies").

PORTFOLIO INVESTMENTS

The Fund invests substantially all of its assets in a portfolio of equity securities of Energy Companies that are traded in the United States. The Fund may also invest in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS

The Energy Fund is subject to a number of risks that will affect the value of its shares, including:

     - EQUITY RISK - The equity markets are volatile, and the value of the Fund's securities and futures and options contracts may fluctuate drastically from day-to-day.

     - SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the same economic sector (e.g., energy) that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Energy Companies are involved in all aspects of the energy industry, including the conventional areas of oil, gas, electricity, and coal, and alternative sources of energy such as nuclear, geothermal, oil shale, and solar power, and include companies that produce, transmit, market, distribute or measure energy; companies involved in providing products and services to companies in the energy field; and companies involved in the exploration of new sources of energy, conservation, and energy-related pollution control. The prices of the securities of Energy Companies may fluctuate widely due to changes in value and dividend yield, which depend largely on the price and supply of energy fuels, events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.

                       FUND INFORMATION - ENERGY SERVICES FUND

FUND OBJECTIVE

The ENERGY SERVICES FUND seeks capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production ("Energy Services Companies").

PORTFOLIO INVESTMENTS

The Fund invests substantially all of its assets in a portfolio of equity securities of Energy Services Companies that are traded in the United States. The Fund may also invest in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS

The Energy Services Fund is subject to a number of risks that will affect the value of its shares, including:

     - EQUITY RISK - The equity markets are volatile, and the value of the Fund's securities and futures and options contracts may fluctuate drastically from day-to-day.

     - SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the same economic sector (e.g., energy services) that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Energy Services Companies are engaged in one or more businesses in the energy service field, including those that provide services and equipment to companies engaged in the production, refinement or distribution of oil, gas, electricity, and coal; companies involved with the production and development of newer sources of energy such as nuclear, geothermal, oil shale, and solar power; companies involved with onshore or offshore drilling; companies involved in production and well maintenance; companies involved in exploration engineering, data and technology; companies involved in energy transport; and companies involved in equipment and plant design or construction. The prices of the securities of Energy Services Companies may fluctuate widely due to the supply and demand both for their specific products or services and for energy products in general, the price of oil and gas, exploration and production spending, governmental regulation and environmental issues, and world events and economic conditions generally affecting energy supply companies.

                      FUND INFORMATION - FINANCIAL SERVICES FUND

FUND OBJECTIVE

The FINANCIAL SERVICES FUND seeks capital appreciation by investing in companies that are involved in the financial services sector, including commercial banks, savings and loan associations, insurance companies, brokerage companies, and real estate and leasing companies ("Financial Services Companies").

PORTFOLIO INVESTMENTS

The Fund invests substantially all of its assets in a portfolio of equity securities of Financial Services Companies that are traded in the United States. The Fund may also invest in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements. Under SEC regulations, the Fund may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.

RISK CONSIDERATIONS

The Financial Services Fund is subject to a number of risks that will affect the value of its shares, including:

     - EQUITY RISK - The equity markets are volatile, and the value of the Fund's securities and futures and options contracts may fluctuate drastically from day-to-day.

     - SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the same economic sector (e.g., financial services) that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Financial Services Companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector.

                         FUND INFORMATION - HEALTH CARE FUND

FUND OBJECTIVE

The HEALTH CARE FUND seeks capital appreciation by investing in companies that are involved in the health care industry ("Health Care Companies").

PORTFOLIO INVESTMENTS

The Fund invests substantially all of its assets in a portfolio of equity securities of Health Care Companies that are traded in the United States. The Fund may also invest in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS

The Health Care Fund is subject to a number of risks that will affect the value of its shares, including:

     - EQUITY RISK - The equity markets are volatile, and the value of the Fund's securities and futures and options contracts may fluctuate drastically from day-to-day.

     - SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the same economic sector (e.g., heath care) that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Health Care Companies include pharmaceutical companies, companies involved in research and development of pharmaceutical products and services, companies involved in the operation of health care facilities, and other companies involved in the design, manufacture, or sale of health care-related products or services. The prices of the securities of Health Care Companies may fluctuate widely due to government regulation and approval of their products and services, which can have a significant effect on their price and availability. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a Health Care Company's market value and/or share price.

                           FUND INFORMATION - LEISURE FUND

FUND OBJECTIVE

The LEISURE FUND seeks capital appreciation by investing in companies engaged in leisure and entertainment businesses, including hotels and resorts, casinos, radio and television broadcasting and advertising, motion picture production, toys and sporting goods manufacture, musical recordings and instruments, alcohol and tobacco, and publishing ("Leisure Companies").

PORTFOLIO INVESTMENTS

The Fund invests substantially all of its assets in a portfolio of equity securities of Leisure Companies that are traded in the United States. The Fund may also invest in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS

The Leisure Fund is subject to a number of risks that will affect the value of its shares, including:

     - EQUITY RISK - The equity markets are volatile, and the value of the Fund's securities and futures and options contracts may fluctuate drastically from day-to-day.

     - SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the same economic sector (e.g., leisure) that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Leisure Companies are engaged in the design, production, or distribution of goods or services in the leisure industries. Securities of Leisure Companies may be considered speculative, and generally exhibit greater volatility than the overall market. The prices of the securities of Leisure Companies may fluctuate widely due to unpredictable earnings, due in part to changing consumer tastes and intense competition, strong reaction to technological developments and to the threat of increased government regulation, particularly in the gaming arena.

                          FUND INFORMATION - RETAILING FUND

FUND OBJECTIVE

The RETAILING FUND seeks capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, restaurant franchises, mail order operations and other companies involved in selling products to consumers ("Retailing Companies").

PORTFOLIO INVESTMENTS

The Fund invests substantially all of its assets in a portfolio of equity securities of Retailing Companies that are traded in the United States. The Fund may also invest in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS

The Retailing Fund is subject to a number of risks that will affect the value of its shares, including:

     - EQUITY RISK - The equity markets are volatile, and the value of the Fund's securities and futures and options contracts may fluctuate drastically from day-to-day.

     - SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the same economic sector (e.g., retailing) that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Retailing Companies include drug and department stores; suppliers of goods and services for homes, home improvements and yards; clothing, jewelry, electronics and computer retailers; franchise restaurants; motor vehicle and marine dealers; warehouse membership clubs; mail order operations; and companies involved in alternative selling methods. The prices of the securities of Retailing Companies may fluctuate widely due to consumer spending, which is affected by general economic conditions and consumer confidence levels. The retailing industry is highly competitive, and a Retailing Company's success is often tied to its ability to anticipate and react to changing consumer tastes. Many Retailing Companies are thinly capitalized, and are dependent upon a relatively few number of business days to achieve their overall results.

                          FUND INFORMATION - TECHNOLOGY FUND

FUND OBJECTIVE

The TECHNOLOGY FUND seeks capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware and peripherals companies ("Technology Companies")

PORTFOLIO INVESTMENTS

The Fund invests substantially all of its assets in a portfolio of equity securities of Technology Companies that are traded in the United States. The Fund may also invest in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS

The Technology Fund is subject to a number of risks that will affect the value of its shares, including:

     - EQUITY RISK - The equity markets are volatile, and the value of the Fund's securities and futures and options contracts may fluctuate drastically from day-to-day.

     - SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the same economic sector (e.g., technology) that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Technology Companies are companies which the Advisor believes have, or will develop, products, processes, or services that will provide or will benefit significantly from technological advances and improvements. These companies may include, for example, companies that develop, produce or distribute products or services in the computer, semiconductor, electronics, communications, health care, and biotechnology sectors. The prices of the securities of Technology Companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

     - SMALL ISSUER RISK - Many Technology Companies are relatively small and have thinly traded securities, may offer only one or a limited number of rapidly obsolescing products, and may have persistent losses during a new product's transition from development to production.

                      FUND INFORMATION - TELECOMMUNICATIONS FUND

FUND OBJECTIVE

The TELECOMMUNICATIONS FUND seeks capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment ("Telecommunications Companies").

PORTFOLIO INVESTMENTS

The Fund invests substantially all of its assets in a portfolio of equity securities of Telecommunications Companies that are traded in the United States. The Fund may also invest in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements. Although many established Telecommunications Companies pay an above-average dividend, the Fund's investment decisions are primarily based on growth potential and not on income.

RISK CONSIDERATIONS

The Telecommunications Fund is subject to a number of risks that will affect the value of its shares, including:

     - EQUITY RISK - The equity markets are volatile, and the value of the Fund's securities and futures and options contracts may fluctuate drastically from day-to-day.

     - SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the same economic sector (e.g., telecommunications) that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Telecommunications Companies range from traditional local and long-distance telephone services or equipment providers, to companies involved in developing technologies such as cellular telephone or paging services, Internet equipment and service providers, and fiber-optics. The prices of the securities of Telecommunications Companies may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of Telecommunications Companies in their primary markets.

                        FUND INFORMATION - TRANSPORTATION FUND

FUND OBJECTIVE

The TRANSPORTATION FUND seeks capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment ("Transportation Companies").

PORTFOLIO INVESTMENTS

The Fund invests substantially all of its assets in a portfolio of equity securities of Transportation Companies that are traded in the United States. The Fund may also invest in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS

The Transportation Fund is subject to a number of risks that will affect the value of its shares, including:

     - EQUITY RISK - The equity markets are volatile, and the value of the Fund's securities and futures and options contracts may fluctuate drastically from day-to-day.

     - SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the same economic sector (e.g., transportation) that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Transportation Companies may include, for example, companies involved in the movement of freight or people, such as airline, railroad, ship, truck and bus companies; equipment manufacturers (including makers of trucks, automobiles, planes, containers, railcars or other modes of transportation and related products); parts suppliers; and companies involved in leasing, maintenance, and transportation-related services. The prices of the securities of Transportation Companies may fluctuate widely due to their cyclical nature, occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements, and insurance costs, the recent trend of government deregulation, and increased competition from foreign companies, many of which are partially funded by foreign governments and which may be less sensitive to short-term economic pressures.

                 FUND INFORMATION - U.S. GOVERNMENT MONEY MARKET FUND

FUND OBJECTIVE

The U.S. GOVERNMENT MONEY MARKET FUND seeks to provide security of principal, high current income, and liquidity.

PORTFOLIO INVESTMENTS

The U.S. Government Money Market Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and enters into repurchase agreements fully collateralized by U.S. Government securities.

RISK CONSIDERATIONS

The U.S. Government Money Market Fund is subject to the following risk that will potentially affect the value of its shares:

     - INTEREST RATE RISK - The Fund's securities are subject to Interest Rate Risk, which is the potential for decline in the price of the Fund's securities due to rising interest rates.

In addition, the U.S. Government  Money Market Fund is governed by SEC rules
which impose certain liquidity, maturity and diversification requirements.   All
securities purchased by the Fund must have remaining maturities of 397 days or less. The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable price of $1.00 per share. ALTHOUGH THE FUND IS MANAGED TO MAINTAIN A STABLE PRICE PER SHARE OF $1.00, THERE IS NO GUARANTEE THAT THE PRICE WILL BE CONSTANTLY MAINTAINED.

                            MORE INFORMATION ABOUT RISK

As indicated below, the Funds are subject to a number of risks that may affect the value of Fund shares.

EQUITY RISK (ARKTOS AND SECTOR FUNDS) - The Funds may invest in public and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

FIXED INCOME RISK (U.S. GOVERNMENT BOND AND JUNO FUNDS) - The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

TRACKING ERROR RISK (ARKTOS FUND) - While the Fund does not expect returns to deviate from its benchmarks by more than ten percent, factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its benchmarks, rounding of share prices, changes to the benchmark, regulatory policies, and leverage, may affect its ability to achieve perfect correlation. The magnitude of any tracking error may be affected by a higher portfolio turnover rate.






LEVERAGING RISK (SECTOR FUNDS) - Leveraging activities include, among other things, borrowing and the use of certain types of short sales, options and futures. There are risks associated with leveraging activities, including:

- A Fund experiencing losses over certain ranges in the market that exceed losses experienced by a non-leveraged Fund.
- There may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures.
- Although the Funds will only purchase exchange-traded futures and options, due to market conditions there may not be a liquid secondary market for a futures contract or option. As a result, the Funds may be unable to close out their futures or options contracts at a time which is advantageous.

- Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

In addition, the following instruments may involve leverage and are subject to certain specific risks:

     FUTURES RISK - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option.
     Index futures are futures contracts for various indices that are traded on registered securities exchanges.

     The Funds may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund will only enter into futures contracts traded on a national futures exchange or board of trade.

     OPTIONS RISK - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Funds may cover its position by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Funds may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Funds.

     Because option premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

     SHORT SALES RISK - In certain short sales transactions, a Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. In another type of short sale, a short sale "against the box," a Fund sells a security it owns or has the right to acquire.





CONCENTRATION RISK (SECTOR FUNDS) - Since these Funds invest in the securities of a limited number of issuers conducting business in a specific industry, it is subject to the risk that those issuers (or that industry) will perform poorly, and the Fund will be negatively impacted by that poor performance. The Arktos

Fund will not invest 25% or more of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry; EXCEPT THAT, to the extent its benchmark is concentrated in a particular industry, the Arktos Fund will necessarily be concentrated in that industry. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities.


EARLY CLOSING RISK (ARKTOS FUND) - The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotations system ("NASDAQ") and the New York Stock Exchange ("NYSE") is 4:00 P.M., Eastern Time. Unanticipated early closings may result in the Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

YEAR 2000 RISK (ALL FUNDS) - The Funds depend on the smooth functioning of computer systems in almost every aspect of their business. Like other mutual funds, businesses and individuals around the world, the Funds could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000 and distinguish between the year 2000 and the year 1900. The Trust has asked their service providers whether they expect to have their computer systems adjusted for the year 2000 transition, and received assurances from all that they are devoting significant resources to prevent material adverse consequences to the Funds. The Funds and their respective shareholders may experience losses if these assurances prove to be incorrect or as a result of year 2000 computer difficulties experienced by issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others with which the Funds do business.

FOREIGN COMPANY RISKS (SECTOR FUNDS) - Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could affect investments in foreign countries. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to U.S. domestic companies.

                           PURCHASING AND REDEEMING SHARES


Shares are offered continuously, and may be purchased on any day that the NYSE is open for business (a "Business Day"). On any day that the New York Fed or the NYSE closes early, the principal government securities and corporate bond markets close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the Securities and Exchange Commission ("SEC"), the right is reserved to advance the time on that day by which purchase and redemption orders must be received.

Shares of each Fund can be purchased only by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems Shares of each Fund based on, among other things, the amount of net Contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day.

All redemption requests will be processed and payment with respect thereto will be made within seven days after tender. The Trust may suspend redemption, if permitted by the 1940 Act, for any period during which the NYSE, NASDAQ, the Chicago Mercantile Exchange ("CME"), the Chicago Board Options Exchange ("CBOE") or the CBOT, as appropriate, is closed or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Trust's investors.

NET ASSET VALUE.

The price per share (the offering price) will be the net asset value per share ("NAV") next determined after your purchase order is received by the Trust. NAV is calculated by (1) taking the current market value of a Fund's total assets,
(2) subtracting the liabilities, and (3) dividing that amount by the total number of shares owned by shareholders. For most Funds, the NAV is calculated once each Business Day after the close of the NYSE (currently, 4:00 p.m., Eastern Time). If the exchange or market where a Fund's securities or other investments are primarily traded closes early, the NAV may be calculated earlier in accordance with the policies set forth in the Funds' SAI.


TO RECEIVE THE CURRENT BUSINESS DAY'S NAV, THE TRUST MUST RECEIVE PURCHASE OR REDEMPTION ORDERS BEFORE 3:45 P.M., EASTERN TIME, FOR THE ARKTOS FUND, AND 3:30 P.M., EASTERN TIME, FOR THE SECTOR FUNDS. HOWEVER, YOUR INSURANCE COMPANY OR RETIREMENT PLAN SPONSOR MAY HAVE EARLIER CUTOFF TIMES. VARIABLE LIFE AND VARIABLE ANNUITY ACCOUNT INVESTORS SHOULD CONSULT THEIR SEPARATE ACCOUNT PROSPECTUS.

                                      MANAGEMENT

THE ADVISOR'S INVESTMENT METHODOLOGY - ARKTOS FUND

In managing the Arktos Fund, the Advisor's primary objective is to perform the opposite of the performance of the Fund's benchmark as closely as possible. Through the use of quantitative analysis techniques, the Arktos Fund is structured to inversely match the risk and return characteristics of its benchmark, while remaining fully invested in all market environments. The Advisor monitors the Arktos Fund on an ongoing basis, and makes adjustments, as necessary, to minimize tracking error and to maximize liquidity. The Advisor may utilize options contracts to leverage the Fund's investment exposure. In addition, the Fund will require short selling techniques designed to inversely correlate to the performance of its benchmark.

THE ADVISOR'S INVESTMENT METHODOLOGY - SECTOR FUNDS

In managing the Sector Funds, the Advisor's investment team employs a quantitative model that considers a number of factors. To develop a liquid portfolio of stocks that adequately represent a particular market sector, the Advisor applies filters to the broad universe of stocks of issuers that are "principally engaged" in business activities in each industry sector. Specifically, the Advisor's investment process screens stocks primarily based on liquidity, market capitalization, and correlation relative to the entire industry sector. The Advisor also may consider other factors.

The Advisor monitors the Sector Funds' portfolios on an ongoing basis, and adds or deletes stocks from the portfolios as needed.

After constructing a portfolio for each Sector Fund, the Advisor may utilize futures contracts and options to leverage a Fund's exposure to the relevant business sector. The use of leverage will result in each Sector Fund being exposed to its relevant business sector with more than 100% of its total assets.

Each business sector typically consists of numerous industries. For purposes of the Advisor's investment methodology and the policies for each Sector Fund, a company is considered to be "principally engaged" in a designated business activity in a particular economic sector if at least 50% of its assets, gross income, or net profits are committed to, or derived from, that activity. If a question exists as to whether a company meets these standards, the Advisor will determine whether the company's primary business is within the business sector designated for investment by that Sector Fund.

                              MANAGEMENT OF THE FUNDS

THE INVESTMENT ADVISOR

PADCO Advisors II, Inc., a Maryland corporation with offices at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, serves as investment advisor and manager of the Funds. Albert P. Viragh, Jr., the Chairman of the Board and the President of the Advisor, owns a controlling interest in the Advisor. From 1985 until the incorporation of the Advisor, Mr. Viragh was a Vice President of Money Management Associates ("MMA"), a Maryland-based registered investment advisor. From 1992 to June 1993, Mr. Viragh was the portfolio manager of The Rushmore Nova Portfolio, a series of The Rushmore Fund, Inc., an investment company managed by MMA.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Trustees of the Trust supervise the Advisor and establish policies that the Advisor must follow in its day-to-day management activities. Under an investment advisory agreement between the Trust and the Advisor, the Funds pay the Advisor a fee at an annualized rate, based on the average daily net assets for each Fund, as set forth below:


-------------------------------------------------------------------------------
                  FUND                                ADVISORY FEE
-------------------------------------------------------------------------------
 Arktos                                                   .90%
-------------------------------------------------------------------------------
 Sector Funds                                             .85%
-------------------------------------------------------------------------------


The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the Trustees who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

PORTFOLIO MANAGEMENT



The portfolio manager of the Arktos Fund is Michael P. Byrum, who is a Vice President and the Advisor's senior portfolio manager. Prior to joining the Advisor as a portfolio manager in July 1993, Mr. Byrum worked as an investor representative with MMA.





Each Sector Fund is managed by a team and no one person is responsible for making investment decisions.

                             DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS AND DISTRIBUTIONS

Income dividends and capital gain distributions are paid at least annually to the insurance company by each of the Funds. The Trust may declare a special capital gains distribution if the Trustees believe that such a distribution would be in the best interest of the shareholders of a Fund.

Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to Shareholders. A Fund is not liable for any income or franchise tax in Delaware as long as it qualifies as a regulated investment company for Federal income tax purposes.

                                BENCHMARK INFORMATION
-------------------------------------------------------------------------------
THE ARKTOS FUND IS NOT SPONSORED, ENDORSED, SOLD, OR PROMOTED BY NASDAQ OR ANY OF NASDAQ'S AFFILIATES (NASDAQ AND ITS AFFILIATES HEREINAFTER COLLECTIVELY REFERRED TO AS "NASDAQ").

NASDAQ DOES NOT MAKE ANY REPRESENTATION OR WARRANTY, IMPLIED OR EXPRESS, TO THE INVESTORS IN THE ARKTOS FUND, OR ANY MEMBER OF THE PUBLIC, REGARDING THE ADVISABILITY OF INVESTING IN INDEX FUNDS OR THE ABILITY OF THE NASDAQ 100 INDEX-TM-, TO TRACK GENERAL STOCK MARKET PERFORMANCE.

NASDAQ DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE NASDAQ 100 INDEX-TM- OR ANY DATA INCLUDED THEREIN.

NASDAQ DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ARKTOS FUND, THE INVESTORS IN THE FUND, OR ANY PERSON OR ENTITY FROM THE USE OF THE NASDAQ 100 INDEX-TM-, OR ANY DATA INCLUDED THEREIN.

NASDAQ DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE FOR USE WITH RESPECT TO THE NASDAQ 100 INDEX-TM-, OR ANY DATA INCLUDED THEREIN.
-------------------------------------------------------------------------------

Additional information about the Funds is included in a Statement of Additional Information dated May 1, 1999 (the "SAI"), which contains more detailed information about the Funds. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains a Web site ("http://www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information call 1-800-SEC-0330). You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-6009. To help you to obtain additional information, the Fund's SEC registration number is 811-08821.


You may obtain a copy of the SAI or the annual or semi-annual reports of the Trust without charge by calling 1-301-468-8520 collect or by writing to PADCO Service Company, Inc., at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852. Additional information about the investments of the Funds' predecessor is available in the annual and semi-annual reports. Also, in the annual report of the Funds' predecessor, you will find a discussion of the market conditions and investment strategies that significantly affected performance during its last fiscal year.

-------------------------------------------------------------------------------

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE TRUST'S SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR PADCO ADVISORS, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.





     RYDEX VARIABLE TRUST


     RYDEX-Registered Trademark-
     INVESTMENT FLEXIBILITY
     FOR INSTITUTIONAL MONEY MANAGERS

                         STATEMENT OF ADDITIONAL INFORMATION

                                 RYDEX VARIABLE TRUST

                         6116 EXECUTIVE BOULEVARD, SUITE 400
                              ROCKVILLE, MARYLAND  20852
                                     301/468-8520




Rydex Variable Trust (the "Trust") is a no-load mutual fund complex with twenty-two separate investment portfolios (the "Funds"). This Statement of Additional Information ("SAI") relates to Shares of the following portfolios:


                                      NOVA FUND
                                      URSA FUND
                                       OTC FUND
                                     ARKTOS FUND*
                                 PRECIOUS METALS FUND
                               U.S. GOVERNMENT BOND FUND
                                      JUNO FUND
                                     BANKING FUND*
                                 BASIC MATERIALS FUND*
                                  BIOTECHNOLOGY FUND*
                                CONSUMER PRODUCTS FUND*
                                   ELECTRONICS FUND*
                                      ENERGY FUND*
                                 ENERGY SERVICES FUND*
                               FINANCIAL SERVICES FUND*
                                  HEALTH CARE FUND*
                                    LEISURE FUND*
                                   RETAILING FUND*
                                   TECHNOLOGY FUND*
                               TELECOMMUNICATIONS FUND*
                                 TRANSPORTATION FUND*
                          U.S. GOVERNMENT MONEY MARKET FUND

This SAI is not a prospectus. It should be read in conjunction with the Trust's Prospectus, dated May 1, 1999. A copy of the Trust's Prospectus is available, without charge, upon request to the Trust at the address above or by telephoning the Trust at the telephone number above.


*AS OF THE DATE OF THIS SAI, SHARES OF THESE FUNDS ARE NOT BEING OFFERED OR
SOLD.


    The date of this SAI is May 1, 1999.

                         STATEMENT OF ADDITIONAL INFORMATION

                                  TABLE OF CONTENTS


                                                                            PAGE
GENERAL INFORMATION ABOUT THE TRUST. . . . . . . . . . . . . . . . . . . . . . 3

ADDITIONAL INFORMATION ABOUT THE SECTOR FUNDS. . . . . . . . . . . . . . . . . 3

DESCRIPTION OF THE MONEY MARKET FUND . . . . . . . . . . . . . . . . . . . . . 7

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS . . . . . . . . . . . . . . . 7

INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . .16

PORTFOLIO TRANSACTIONS AND BROKERAGE . . . . . . . . . . . . . . . . . . . . .20

MANAGEMENT OF THE TRUST. . . . . . . . . . . . . . . . . . . . . . . . . . . .21

PRINCIPAL HOLDERS OF SECURITIES. . . . . . . . . . . . . . . . . . . . . . . .27

DETERMINATION OF NET ASSET VALUE . . . . . . . . . . . . . . . . . . . . . . .27

PERFORMANCE INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . .29

CALCULATION OF RETURN QUOTATIONS . . . . . . . . . . . . . . . . . . . . . . .30

INFORMATION ON COMPUTATION OF YIELD. . . . . . . . . . . . . . . . . . . . . .31

PURCHASE AND REDEMPTION OF SHARES. . . . . . . . . . . . . . . . . . . . . . .33

DIVIDENDS, DISTRIBUTIONS, AND TAXES. . . . . . . . . . . . . . . . . . . . . .34

OTHER INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .37

COUNSEL. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .38

AUDITORS AND CUSTODIAN . . . . . . . . . . . . . . . . . . . . . . . . . . . .38

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .38

APPENDIX . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . A-1

GENERAL INFORMATION ABOUT THE TRUST

The Trust, an open-end management investment company, was organized as a Delaware business trust on June 11, 1998. The Trust is permitted to offer separate portfolios of shares. Shares of the Funds are available through certain deferred variable annuity and variable insurance contracts ("Contracts") offered through insurance companies, as well as to certain retirement plan investors. Additional Funds and/or classes may be created from time to time.

Currently, the Trust has twenty-two separate series. All payments received by the Trust for shares of any fund belong to that fund. Each fund has its own assets and liabilities. This SAI relates to shares of the Nova Fund, the Ursa Fund, the OTC Fund, the Arktos Fund, the Precious Metals Fund (the "Metals Fund"), the U.S. Government Bond Fund (the "Bond Fund"),the Juno Fund, the U.S. Government Money Market Fund (the "Money Market Fund") and fourteen "Sector Funds" (collectively the "Funds"). The Trust offers shares in the following Sector Funds: Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Leisure Fund, Retailing Fund, Technology Fund, Telecommunications Fund, and Transportation Fund.

The Trust is a successor to The Rydex Advisor Variable Annuity Account (the "Separate Account"), and the subaccounts of the Separate Account (the "Rydex Subaccounts"). The Rydex Subaccounts were divided into the Nova Subaccount, the Ursa Subaccount, the Juno Subaccount, the OTC Subaccount, the Precious Metals Subaccount, the U.S. Government Bond Subaccount and the Money Market Subaccount. A substantial portion of the assets of each of the Rydex Subaccounts was transferred to the respective Funds of the Trust in connection with the commencement of operations of the Trust. To obtain historical financial information about the Rydex Subaccounts, please call, collect, 1-301-468-8520.

ADDITIONAL INFORMATION ABOUT THE SECTOR FUNDS

BANKING FUND

The Fund may invest in companies engaged in accepting deposits and making commercial and principally non-mortgage consumer loans. In addition, these companies may offer services such as merchant banking, consumer and commercial finance, discount brokerage, leasing and insurance. These companies may concentrate their operations within a specific part of the country rather than operating predominantly on a national or international scale.

BASIC MATERIALS FUND

The Fund may invest in companies engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods used in the industrial sector. The Fund may invest in companies handling products such as chemicals, lumber, paper, copper, iron ore, nickel, steel, aluminum, textiles, cement, and gypsum. The Fund may also invest in the securities of mining, processing, transportation, and distribution companies, including equipment suppliers and railroads.

BIOTECHNOLOGY FUND

The Fund may invest in companies engaged in the research, development, sale, and manufacture of various biotechnological products, services and processes. These include companies involved with developing or experimental technologies such as generic engineering, hybridoma and recombinant DNA techniques and monoclonal antibodies. The Fund may also invest in companies that manufacture and/or distribute biotechnological and biomedical products, including devices and instruments, and that provide or benefit significantly from scientific and technological advances in biotechnology. Some biotechnology companies may provide processes or services instead of, or in addition to, products.

The description of the biotechnology sector may be interpreted broadly to include applications and developments in such areas as human health care (cancer, infectious disease, diagnostics and therapeutics); pharmaceuticals (new drug development and production); agricultural and veterinary applications (improved seed varieties, animal growth hormones); chemicals (enzymes, toxic waste treatment); medical/surgical (epidermal growth factor, in vivo imaging/therapeutics); and industry (biochips, fermentation, enhanced mineral recovery).

CONSUMER PRODUCTS FUND

The Fund may invest in companies engaged in the manufacture of goods to consumers, both domestically and internationally. The Fund may invest in companies that manufacture durable products such as furniture, major appliances, and personal computers. The Fund also may invest in companies that manufacture, wholesale or retail non-durable goods such as beverages, tobacco, health care products, household and personal care products, apparel, and entertainment products (E.G., books, magazines, TV, cable, movies, music, gaming, and sports). In addition, the Fund may invest in consumer products and services such as lodging, child care, convenience stores, and car rentals.

ELECTRONICS FUND

The Fund may invest in companies engaged in the design, manufacture, or sale of electronic components (semiconductors, connectors, printed circuit boards and other components); equipment vendors to electronic component manufacturers; electronic component distributors; and electronic instruments and electronic systems vendors. In addition, the Fund may invest in companies in the fields of defense electronics, medical electronics, consumer electronics, advanced manufacturing technologies (computer-aided design and computer-aided manufacturing [CAD/CAM], computer-aided engineering, and robotics), lasers and electro-optics, and other developing electronics technologies.

ENERGY FUND

The Fund may invest in companies in the energy field, including the conventional areas of oil, gas, electricity and coal, and alternative sources of energy such as nuclear, geothermal, oil shale and solar power. The business activities of companies in which the Fund may invest include production, generation, transmission, refining, marketing, control, distribution or measurement of energy or energy fuels such as petrochemicals; providing component parts or services to companies engaged in the above activities; energy research or experimentation; and environmental activities related to pollution control. Companies participating in new activities resulting from technological advances or research discoveries in the energy field may also be considered for this Fund.

ENERGY SERVICES FUND

The Fund may invest in companies in the energy service field, including those that provide services and equipment to the conventional areas of oil, gas, electricity and coal, and alternative sources of energy such as nuclear, geothermal, oil shale and solar power. The Fund may invest in companies involved in providing services and equipment for drilling processes such as offshore and onshore drilling, drill bits, drilling rig equipment, drilling string equipment, drilling fluids, tool joints and wireline logging. Many energy service companies are engaged in production and well maintenance, providing such products and services as packers, perforating equipment, pressure pumping, downhole equipment, valves, pumps, compression equipment, and well completion equipment and service. Certain companies supply energy providers with exploration technology such as seismic data, geological and geophysical services, and interpretation of this data. The Fund may also invest in companies with a variety of underwater well services, helicopter services, geothermal plant design or construction, electric and nuclear plant design or construction, energy related capital equipment, mining related equipment or services, and high technology companies serving these industries.

FINANCIAL SERVICES FUND

The Fund may invest in companies that are involved in the financial sector, including commercial and investment banks, savings and loan associations, consumer and industrial finance companies, securities brokerage companies, real estate-related companies, leasing companies, and a variety of firms in all segments of the insurance industry such as multi-line, property and casualty, and life insurance.

The financial services sector is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking are currently being studied by Congress.

Securities and Exchange Commission ("SEC") regulations provide that the Fund may not invest more than 5% of its total assets in the securities of any one company that derives more than 15% of its revenues from brokerage or investment management activities. These companies, as well as those deriving more than 15% of profits from brokerage and investment management activities, will be considered to be "principally engaged" in this Fund's business activity. Rule 12d3-1 under the Investment Company Act of 1940 (the "1940 Act"), allows investment portfolios such as this Fund, to invest in companies engaged in securities-related activities subject to certain conditions. Purchases of securities of a company that derived 15% or less of gross revenues during its most recent fiscal year from securities-related activities (I.E., broker/dealer, underwriting, or investment advisory activities) are subject only to the same percentage limitations as would apply to any other security the Fund may purchase. The Fund may purchase securities of an issuer that derived more than 15% of it gross revenues in its most recent fiscal year from securities-related activities, subject to the following conditions:

a. the purchase cannot cause more than 5% of the Fund's total assets to be invested in securities of that issuer;

b. for any equity security, the purchase cannot result in the Fund owning more than 5% of the issuer's outstanding securities in that class;


c. for a debt security, the purchase cannot result in the fund owning more than 10% of the outstanding principal amount of the issuer's debt securities.

In applying the gross revenue test, an issuer's own securities-related activities must be combined with its ratable share of securities-related revenues from enterprises in which it owns a 20% or greater voting or equity interest. All of the above percentage limitations, as well as the issuer's gross revenue test, are applicable at the time of purchase. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations shall be made as though such warrant, right, or conversion privilege had been exercised. The Fund will not be required to divest its holding of a particular issuer when circumstances subsequent to the purchase cause one of the above conditions to not be met. The purchase of a general partnership interest in a securities-related business is prohibited.

HEALTH CARE FUND

The Fund may invest in companies that are involved in the health care industry including companies engaged in the design, manufacture, or sale of products or services used for or in connection with health care or medicine. Companies in the health care sector may include pharmaceutical companies; firms that design, manufacture, sell, or supply medical, dental, and optical products, hardware or services; companies involved in biotechnology, medical diagnostic, and biochemical research and development, as well as companies involved in the operation of health care facilities.

LEISURE FUND

The Fund may invest in companies engaged in the design, production, or distribution of goods or services in the leisure industries including television and radio broadcasting or manufacturing (including cable television); motion pictures and photography; recordings and musical instruments; publishing, including newspapers and magazines; sporting goods and camping and recreational equipment; and sports arenas. Other goods and services may include toys and games (including video and other electronic games), amusement and theme parks, travel and travel-related services, hotels and motels, leisure apparel or footwear, tobacco products, and gaming casinos.

RETAILING FUND

The Fund may invest in companies that are involved in the retailing sector including companies engaged in merchandising finished goods and services primarily to individual consumers. Companies in which the Fund may invest include general merchandise retailers, department stores, restaurant franchises, drug stores, motor vehicle and marine dealers, and any specialty retailers selling a single category of merchandise such as apparel, toys, jewelry, consumer electronics, or home improvement products. The Fund may also invest in companies engaged in selling goods and services through alternative means such as direct telephone marketing, mail order, membership warehouse clubs, computer, or video based electronic systems.

TECHNOLOGY FUND

The Fund may invest in companies that are involved in the technology sector including companies which the Advisor believes have, or will develop, products, processes or services that will provide or will benefit significantly from technological advances and improvements. These may include, for example, companies that develop, produce, or distribute products or services in the computer, semiconductor, electronics, communications, health care, and biotechnology sectors.

TELECOMMUNICATIONS FUND

The Fund may invest in companies that are involved in the telecommunications sector including companies engaged in the development, manufacture, or sale of communications services and/or equipment. Companies in the telecommunications field offer a variety of services and products, including local and long-distance telephone service; cellular, paging, local and wide-area product networks; satellite, microwave and cable television; Internet access; and equipment used to provide these products and services. Long-distance telephone companies may also have interests in developing technologies, such as fiber optics and data transmission. Certain types of companies in which the Fund may invest are engaged in fierce competition for a share of the market for goods or services such as private and local area networks, or are engaged in the sale of telephone set equipment.

TRANSPORTATION FUND

The Fund may invest in companies that are involved in the transportation sector, including companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment. Transportation services may include companies involved in the movement of freight and/or people such as airline, railroad, ship, truck, and bus companies. Other service companies include those that provide leasing and maintenance for automobiles, trucks, containers, rail cars, and planes. Equipment manufacturers include makers of trucks, automobiles, planes, containers, rail cars, or any other mode of transportation and its related products. In addition, the Fund may invest in companies that sell fuel-saving devices to the transportation industries and those that sell insurance and software developed primarily for transportation companies.

DESCRIPTION OF THE MONEY MARKET FUND

The Money Market Fund seeks to provide security of principal, high current income, and liquidity. The Money Market Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and may invest any remaining assets in receipts and enter into repurchase agreements fully collateralized by U.S. Government Securities.

The Money Market Fund is governed by SEC rules which impose certain liquidity, maturity and diversification requirements. The Money Market Fund's assets are valued using the amortized cost method, which enables the Money Market Fund to maintain a stable NAV. All securities purchased by the Money Market Fund must have remaining maturities of 397 days or less. Although the Money Market Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained.

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS

GENERAL

Each Fund's investment objective and permitted investments are described in the Prospectuses under the headings "FUND INFORMATION" and "FUND PERFORMANCE INFORMATION". The following information supplements, and should be read in conjunction with, those sections of the Prospectuses.

Portfolio management is provided to each Fund by the Trust's investment adviser, PADCO Advisors II, Inc., a Maryland corporation with offices at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852 (the "Advisor"). The investment strategies of the Funds discussed below and in the Prospectuses may be used by a Fund if, in the opinion of the Advisor, these strategies will be advantageous to that Fund. A Fund is free to reduce or eliminate its activity in any of those areas without changing the Fund's fundamental investment policies. There is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of that Fund's objectives.

BORROWING
The Nova Fund, the Bond Fund and the Sector Funds may borrow money, including borrowing for investment purposes. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Since substantially all of a Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the Fund will increase more when the Fund's portfolio assets increase in value and decrease more when the Fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Nova Fund, the Bond Fund, or the Sector Funds might have to sell portfolio securities to meet interest or principal payments at a time investment considerations would not favor such sales. The Nova Fund, the Bond Fund and the Sector Funds intend to use leverage during periods when the Advisor believes that the respective Fund's investment objective would be furthered.

Each Fund may borrow money to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.

As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund's assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Funds are authorized to borrow money from a bank as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund's total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Funds are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings.

FOREIGN ISSUERS

The Metals Fund and the Sector Funds may invest in issuers located outside the United States. The Metals Fund and the Sector Funds may purchase American Depositary Receipts ("ADRs"), "ordinary shares," or "New York shares" in the United States. ADRs are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by United States banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States. Ordinary shares are shares of foreign issuers that are traded abroad and on a United States exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. dollars, which protect the Funds from the foreign settlement risks described below.


Investing in foreign companies may involve risks not typically associated with investing in United States companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than United States markets, and prices in some foreign markets can be very volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those that apply to United States companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, generally are higher than for United States investments.

Investing in companies located abroad carries political and economic risks distinct from those associated with investing in the United States. Foreign investment may be affected by actions of foreign governments adverse to the interests of United States investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on United States investment, or on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

With regard to the Metals Fund, at the present time, five countries are the major producers and processors of gold bullion and other precious metals and minerals. In order of magnitude, these producers and processors are: the Republic of South Africa, the former republics of the former Soviet Union, Canada, the United States, and Australia. Political and economic conditions in South Africa and the former republics of the former Soviet Union may have a direct effect on the mining, distribution, and price of precious metals and minerals, and on the sales of central bank gold holdings. South African mining stocks represent a special risk in view of the history of political unrest in that country. Besides that factor, various government bodies such as the South African Ministry of Mines and the Reserve Bank of South Africa exercise regulatory authority over mining activity and the sale of gold. The policies of these South African government bodies in the future could be detrimental to the Metals Fund's ability to achieve its objectives.

ILLIQUID SECURITIES
While none of the Funds anticipates doing so, each Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. A Fund will not invest more than 15% (10% with respect to the Money Market Fund) of the Fund's net assets in illiquid securities. Each Fund will adhere to a more restrictive limitation on the Fund's investment in illiquid securities as required by the securities laws of those jurisdictions where shares of the Fund are registered for sale. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Under the current guidelines of the staff of the Securities and Exchange Commission (the "Commission"), illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for over-the-counter options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the Federal securities laws. The Fund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on net asset value.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a "safe harbor" from 1933 Act registration requirements for qualifying sales to institutional
investors.   When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, a Fund may make such investments whether or not such securities are "illiquid" depends on the market that exists for the particular security. The trustees of the Trust (the "Trustees") have delegated the responsibility for determining the liquidity of Rule 144A restricted securities which may be invested in by a Fund to the Advisor.

INVESTMENTS IN OTHER INVESTMENT COMPANIES
The Funds (other than the Bond Fund, the Money Market Fund, and the Sector Funds) presently may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of
Section 12(d)(1) of the 1940 Act. A Fund, therefore, may invest in the securities of another investment company (the "acquired company") provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or
(iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. The Bond Fund, the Money Market Fund and the Sector Funds may invest in the securities of other investment companies only as part of a merger, reorganization, or acquisition, subject to the requirements of the 1940 Act.

If a Fund invests in, and, thus, is a shareholder of, another investment company, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's own investment adviser and the other expenses that the Fund bears directly in connection with the Fund's own operations.

LENDING OF PORTFOLIO SECURITIES

Subject to the investment restrictions set forth below, each of the Funds may lend portfolio securities to brokers, dealers, and financial institutions, provided that cash equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the Fund and is maintained each business day in a segregated account pursuant to applicable
regulations.   While such securities are on loan, the borrower will pay the lending Fund any income accruing thereon, and the Fund may invest the cash collateral in portfolio securities, thereby earning additional income. A Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which the Fund's shares are qualified for sale, and the Funds will not lend more than 33 1/3% of the value of the Fund's total assets, except that the Money Market Fund will not lend more than 10% of the value of the Money Market Fund's total assets. Loans would be subject to termination by the lending Fund on four business days' notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the lending Fund and that Fund's shareholders. A lending Fund may pay reasonable finders, borrowers, administrative, and custodial fees in connection with a loan.

OPTIONS TRANSACTIONS

OPTIONS ON SECURITIES. The Nova Fund, the OTC Fund, the Metals Fund and the Sector Funds may buy call options and write (sell) put options on securities, and the Ursa Fund and the Arktos Fund may buy put options and write call options on securities for the purpose of realizing the Fund's investment objective. By writing a call option on securities, a Fund becomes obligated during the term of the option to sell the securities underlying the option at the exercise price if the option is exercised. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised.

During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Option Clearing Corporation (the "OCC"), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction.

OPTIONS ON SECURITY INDEXES. The Nova Fund, the OTC Fund, the Metals Fund and the Sector Funds may purchase call options and write put options, and the Ursa Fund and the Arktos Fund may purchase put options and write call options, on stock indexes listed on national securities exchanges or traded in the over-the-counter market as an investment vehicle for the purpose of realizing the Fund's investment objective.

Options on indexes are settled in cash, not in delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option. When a Fund writes a covered option on an index, the Fund will be required to deposit and maintain with a custodian cash or liquid securities equal in value to the aggregate exercise price of a put or call option pursuant to the requirements and the rules of the applicable exchange. If, at the close of business on any day, the market value of the deposited securities falls below the contract price, the Fund will deposit with the custodian cash or liquid securities equal in value to the deficiency.

OPTIONS ON FUTURES CONTRACTS. Under Commodities Futures Trading Commission ("CFTC") Regulations, a Fund (other than the Money Market Fund) may engage in futures transactions, either for "bona fide hedging" purposes, as this term is defined in the CFTC Regulations, or for non-hedging purposes to the extent that the aggregate initial margins and option premiums required to establish such non-hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio. In the case of an option on futures contracts that is "in-the-money" at the time of purchase (I.E., the amount by which the exercise price of the put option exceeds the current market value of the underlying security, or the amount by which the current market value of the underlying security exceeds the exercise price of the call option), the in-the-money amount may be excluded in calculating this 5% limitation.

When a Fund purchases or sells a stock index futures contract, or sells an option thereon, the Fund "covers" its position. To cover its position, a Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position. If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

A Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (I.E., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. A Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contracts is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

PORTFOLIO TURNOVER
As discussed in the Trust's prospectus, the Trust anticipates that investors in the Funds, as part of an asset allocation investment strategy, will frequently purchase and/or redeem shares of the Funds . The nature of the Funds as asset allocation tools will cause the Funds to experience substantial portfolio turnover. (See "Risk Considerations" in the Trust's Prospectus). Because each Fund's portfolio turnover rate to a great extent will depend on the purchase, redemption, and exchange activity of the Fund's investors, it is very difficult to estimate what the Fund's actual turnover rate will be in the future. However, the Trust expects that the portfolio turnover experienced by the Funds will be substantial.

REPURCHASE AGREEMENTS
As discussed in the Trust's Prospectus, each of the Funds may enter into repurchase agreements with financial institutions. The Funds each follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each of the Funds, other than the Money Market Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% (10% with respect to the Money Market Fund) of the Fund's total assets. The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Advisor, liquidity or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS
The Ursa Fund, the Juno Fund, and the Money Market Fund may use reverse repurchase agreements as part of that Fund's investment strategy. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Funds intend to use the reverse repurchase technique only when this will be to the Fund's advantage to do so. Each Fund will establish a segregated account with the Trust's custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund's obligations in respect of reverse repurchase agreements.

SHORT SALES
The Ursa Fund, the Arktos Fund, and the Juno Fund also may engage in short sales transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until the Ursa Fund, Arktos Fund, or Juno Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund's short position. Each of the Funds may sell up to 100% of its portfolio short.

The Nova Fund, the OTC Fund, the Metals Fund and the Sector Funds each may engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the security being sold at no additional cost. These Funds may make a short sale when the Fund wants to sell the security the Fund owns at a current attractive price, in order to hedge or limit the exposure of the Fund's position.

STOCK INDEX FUTURES CONTRACTS
A Fund may buy and sell stock index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade. A stock index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

At the time a Fund purchases a futures contract, an amount of cash, U.S. Government securities or other liquid securities equal to the market value of the futures contract will be deposited in a segregated account with the Fund's custodian. When writing a futures contract, the Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

TRACKING ERROR
Funds which seek to duplicate the performance of their respective benchmarks, as discussed in the Prospectus, do not expect that the returns over a year will deviate adversely from their respective benchmarks by more than ten percent, several factors may affect their ability to achieve this correlation. Among these are: (1) Fund expenses, including brokerage (which may be increased by high portfolio turnover); (2) less than all of the securities in the benchmark being held by a Fund and securities not included in the benchmark being held by a Fund; (3) an imperfect correlation between the performance of instruments held by a Fund, such as futures contracts and options, and the dance of the underlying securities in the cash market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) a Fund holds instruments traded in a market that has become illiquid or disrupted; (6) Fund share prices being rounded to the nearest cent; (7) changes to the benchmark index that are not disseminated in advance; (8) the need to conform a Fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; or (9) market movements that run counter to a leveraged Fund's investments (which will cause divergence between the Fund and its benchmark over time due to the mathematical effects of leveraging). Market movements that run counter to a leveraged Fund's investments will cause some divergence between the Fund and its benchmark over time due to the mathematical effects of leveraging. The magnitude of the divergence is dependent upon the magnitude of the market movement, its duration, and the degree to which the Fund is leveraged. The tracking error of a leveraged Fund is generally small during a well-defined uptrend or downtrend in the market when measured from price peak to price peak, access a market decline and subsequent recovery, however, the deviation of the Fund from its benchmark may be significant.

U.S. GOVERNMENT SECURITIES
The Bond Fund invests primarily in U.S. Government Securities, and each of the other Funds also may invest in U.S. Government Securities. The Juno Fund may enter into short transactions on U.S. Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. Government Securities are issued or guaranteed by agencies or instrumentalities of the U.S. Government including, but not limited to, obligations of U.S. Government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, and the National Credit Union Administration.

Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by Federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the Federal agency, while other obligations issued by or guaranteed by Federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. Government provides financial support to such U.S. Government-sponsored Federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. The Bond Fund will invest in such U.S. Government Securities only when the Advisor is satisfied that the credit risk with respect to the issuer is minimal.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES
Each Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (I.E., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, of such security in determining the Fund's net asset value. A Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% (10% with respect to the Money Market Fund) of the Fund's net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Fund will also establish a segregated account with the Fund's custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund's purchase commitments for such when-issued or delayed-delivery securities. The Trust does not believe that a Fund's net asset value or income will be adversely affected by the Fund's purchase of securities on a when-issued or delayed-delivery basis.

ZERO COUPON BONDS
The Bond Fund and the Juno Fund may invest in U.S. Treasury zero-coupon bonds. These securities are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Since dividend income is accrued throughout the term of the zero coupon obligation, but is not actually received until maturity, the Fund may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation. Unlike regular U.S. Treasury bonds which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments. Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, the discount reflecting the current value of the deferred interest; this discount is amortized as interest income over the life of the security, and is taxable even though there is no cash return until maturity. Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds. Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of "Separate Trading of Registered Interest and Principal of Securities" (or "STRIPS"). While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds. Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.

INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES
The following investment limitations (and those set forth in the Prospectuses) are fundamental policies of the Funds which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (ii) more than 50% of that Fund's outstanding shares, whichever is less.

A Fund shall not:

     1. Lend any security or make any other loan if, as a result, more than 33 1/3% of the value of the Fund's total assets would be lent to other parties, except (i) through the purchase of a portion of an issue of debt securities in accordance with the Fund's investment objective, policies, and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities, or (iii) through the loans of portfolio securities provided the borrower maintains collateral equal to at least 100% of the value of the borrowed security and marked-to-market daily.

     2.   Underwrite securities of any other issuer.

     3. Purchase, hold, or deal in real estate or oil and gas interests, although the Fund may purchase and sell securities that are secured by real estate or interests therein and may purchase mortgage-related securities and may hold and sell real estate acquired for the Fund as a result of the ownership of securities.

     4. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) (including the amount of senior securities issued but excluding liabilities and indebtedness not constituting senior securities), except that the Fund may issue senior securities in connection with transactions in options, futures, options on futures, and other similar investments, and except as otherwise permitted herein and in Investment Restriction Nos. 5, 7, 8, and 9, as applicable to the Fund.

     5. Pledge, mortgage, or hypothecate the Fund's assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with (i) the writing of covered put and call options, (ii) the purchase of securities on a forward-commitment or delayed-delivery basis, and
          (iii) collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

     6. Invest in commodities except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies, indexes, and options on futures contracts or indexes and currencies underlying or related to any such futures contracts, and purchase and sell currencies (and options thereon) or securities on a forward-commitment or delayed-delivery basis.

          6.1 THE METALS FUND MAY (a) TRADE IN FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS; OR (b) INVEST IN PRECIOUS-METALS AND PRECIOUS MINERALS.

     7. Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities.

          7.1 THE METALS FUND WILL INVEST 25% OR MORE OF THE VALUE OF THE ITS TOTAL ASSETS IN THE SECURITIES IN THE METALS-RELATED AND MINERALS-RELATED INDUSTRIES.

     8. Borrow money, except (i) as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of the Fund's total assets from a bank or (ii) in an amount up to one-third of the value of the Fund's total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments. This provision is not for investment leverage but solely to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.

          8.1 THE NOVA FUND AND THE BOND FUND MAY BORROW MONEY, SUBJECT TO THE CONDITIONS OF PARAGRAPH 8, FOR THE PURPOSE OF INVESTMENT LEVERAGE.

          8.2 THE JUNO FUND MAY BORROW MONEY, SUBJECT TO THE CONDITIONS OF PARAGRAPH 8, BUT SHALL NOT MAKE PURCHASES WHILE BORROWING IN EXCESS OF 5% OF THE VALUE OF ITS ASSETS. FOR PURPOSES OF THIS SUBPARAGRAPH, FUND ASSETS INVESTED IN REVERSE REPURCHASE AGREEMENTS ARE INCLUDED IN THE AMOUNTS BORROWED.

     9. Make short sales of portfolio securities or purchase any portfolio securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The deposit or payment by the Fund of initial or variation margin in connection with futures or options transactions is not considered to be a securities purchase on margin. The Fund may engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the security being sold at no additional cost ("selling against the box").

          9.1 THE URSA FUND, THE ARKTOS FUND, AND THE JUNO FUND MAY ENGAGE IN SHORT SALES OF PORTFOLIO SECURITIES OR MAINTAIN A SHORT POSITION IF AT ALL TIMES WHEN A SHORT POSITION IS OPEN (i) THE FUND MAINTAINS A SEGREGATED ACCOUNT WITH THE FUND'S CUSTODIAN TO COVER THE SHORT POSITION IN ACCORDANCE WITH THE POSITION OF THE SECURITIES AND EXCHANGE COMMISSION OR (ii) THE FUND OWNS AN EQUAL AMOUNT OF SUCH SECURITIES OR SECURITIES CONVERTIBLE INTO OR EXCHANGEABLE, WITHOUT PAYMENT OF ANY FURTHER CONSIDERATION, FOR SECURITIES OF THE SAME ISSUE AS, AND EQUAL IN AMOUNT TO, THE SECURITIES SOLD SHORT.

FUNDAMENTAL POLICIES APPLICABLE TO THE MONEY MARKET FUND
The Money Market Fund shall not:

     10. Make loans to others except through the purchase of qualified debt obligations, loans of portfolio securities and entry into repurchase agreements.

     11. Lend the Money Market Fund's portfolio securities in excess of 15% of the Money Market Fund's total assets. Any loans of the Money Market Fund's portfolio securities will be made according to guidelines established by the Board of Trustees of the Trust, including maintenance of cash collateral of the borrower equal at all times to the current market value of the securities loaned.

     12. Issue senior securities, except as permitted by the Money Market Fund's investment objectives and policies.

     13.  Write or purchase put or call options.

     14. Invest in securities of other investment companies, except as these securities may be acquired as part of a merger, consolidation, acquisition of assets, or plan of reorganization.

     15. Mortgage, pledge, or hypothecate the Money Market Fund's assets except to secure permitted borrowings. In those cases, the Money Market Fund may mortgage, pledge, or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets of the Money Market Fund at the time of the borrowing.

     16. Make short sales of portfolio securities or purchase any portfolio securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

FUNDAMENTAL POLICIES OF THE SECTOR FUNDS

A Sector Fund may not:

     17. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require that Fund to segregate assets are not considered to be borrowing. Asset coverage of a least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. The Fund will not purchase securities while its borrowing exceeds 5% of its total assets.

     18. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

     19. Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and
          (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

     20. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

     21. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

     22. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

NON-FUNDAMENTAL POLICIES
The following investment limitations are non-fundamental policies of the Funds and may be changed with respect to any Fund by the Board of Trustees.

Each Fund may not:

     1.   Invest in warrants.

     2.   Invest in real estate limited partnerships.

     3.   Invest in mineral leases.

Each Sector Fund may not:

     4. Pledge, mortgage or hypothecate assets except to secure borrowing permitted by the Fund's fundamental limitation on borrowing.

     5.   Invest in companies for the purpose of exercising control.

     6. Purchase securities on margin or effect short sales, except that a Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

     7. Invest its assets in securities of any investment company, except as permitted by the 1940 Act or any rule, regulation or order of the SEC.

     8. Purchase or hold illiquid securities, I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

The foregoing percentages are: (i) based on total assets (except for the limitation on illiquid securities, which is based on net assets); (ii) will apply at the time of the purchase of a security; and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Trustees, the Advisor is responsible for decisions to buy and sell securities for each of the Funds, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Advisor expects that the Funds may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

The Advisor may serve as an investment manager to a number of clients, including other investment companies. It is the practice of the Advisor to cause purchase and sale transactions to be allocated among the Funds and others whose assets the Advisor manages in such manner as the Advisor deems equitable. The main factors considered by the Advisor in making such allocations among the Funds and other client accounts of the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the person(s) responsible, if any, for managing the portfolios of the Funds and the other client accounts.

The policy of each Fund regarding purchases and sales of securities for the Fund's portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, each Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. Each Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Advisor from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

Purchases and sales of U.S. Government securities are normally transacted through issuers, underwriters or major dealers in U.S. Government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

In seeking to implement a Fund's policies, the Advisor effects transactions with those brokers and dealers who the Advisor believes provide the most favorable prices and are capable of providing efficient executions. If the Advisor believes such prices and executions are obtainable from more than one broker or dealer, the Advisor may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Advisor. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. If the broker-dealer providing these additional services is acting as a principal for its own account, no commissions would be payable. If the broker-dealer is not a principal, a higher commission may be justified, at the determination of the Advisor, for the additional services.

The information and services received by the Advisor from brokers and dealers may be of benefit to the Advisor in the management of accounts of some of the Advisor's other clients and may not in all cases benefit a Fund directly. while the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Advisor and thereby reduce the Advisor's expenses, this information and these services are of indeterminable value and the management fee paid to the Advisor is not reduced by any amount that may be attributable to the value of such information and services.

For the fiscal years ended December 31, 1997 and December 31, 1998 the Funds and their predecessor Subaccounts paid the following brokerage commissions:






---------------------------------------------------------------------
                                       AGGREGATE BROKERAGE COMMISSION
---------------------------------------------------------------------
              FUND                        1997                  1998
---------------------------------------------------------------------
Nova Fund                             $  5,912               $13,363
---------------------------------------------------------------------
Ursa Fund                             $  5,924               $30,809
---------------------------------------------------------------------
OTC Fund                              $    220               $   401
---------------------------------------------------------------------

---------------------------------------------------------------------
                                       AGGREGATE BROKERAGE COMMISSION
---------------------------------------------------------------------
              FUND                        1997                  1998
---------------------------------------------------------------------
Metals Fund                           $ 19,754               $32,985
---------------------------------------------------------------------
Bond Fund                             $      0               $ 2,169
---------------------------------------------------------------------
Juno Fund                             $  2,018               $ 1,074
---------------------------------------------------------------------
Money Market Fund                     $      0               $     0
---------------------------------------------------------------------


MANAGEMENT OF THE TRUST

The Trustees are responsible for the general supervision of the Trust's business. The day-to-day operations of the Trust are the responsibilities of the Trust's officers. The names and addresses (and ages) of the Trustees and the officers of the Trust and the officers of the Advisor, together with information as to their principal business occupations during the past five years, are set forth below. Fees and expenses for non-interested Trustees will be paid by the Trust.



--------------------------------------------------------------------------------
   NAME; ADDRESS; AGE         POSITION HELD       PRINCIPAL OCCUPATION(S)
                              WITH THE TRUST      DURING THE PAST 5 YEARS
--------------------------------------------------------------------------------
*ALBERT P. VIRAGH, JR. (57)   Chairman of the     Chairman of the Board and
6116 Executive Boulevard      Board of Trustees   President of the Rydex Series
Suite 400                     and President of    Trust, 1993 to present;
Rockville, Maryland 20852     the Trust           Chairman of the Board,
                                                  President, and Treasurer of
                                                  PADCO Advisors, Inc.,
                                                  investment adviser to the
                                                  Rydex Series Trust, 1993 to
                                                  present; Chairman of the
                                                  Board, President, and
                                                  Treasurer of PADCO Service
                                                  Company, Inc., shareholder
                                                  and transfer agent Servicer
                                                  to the Rydex Series Trust and
                                                  the Trust, 1993 to present;
                                                  Chairman of the Board of
                                                  Managers of the Separate
                                                  Account, 1996 to November
                                                  1998; Chairman of the Board,
                                                  President, and Treasurer of
                                                  PADCO Advisors II, Inc.,
                                                  investment adviser to the
                                                  Separate Account and the
                                                  Trust, 1996 to present;
                                                  Chairman of the Board,
                                                  President, and Treasurer of
                                                  PADCO Financial Services,
                                                  Inc., a registered broker-
                                                  dealer, 1996 to present; Vice
                                                  President of Rushmore
                                                  Investment Advisors Ltd., a
                                                  registered investment
                                                  adviser, 1985 to 1993.
--------------------------------------------------------------------------------
COREY A. COLEHOUR (52)        Trustee of the      Manager of the Separate
6116 Executive Boulevard      Trust               Account, 1996 to November
Suite 400                                         1998; Trustee of the Rydex
Rockville, Maryland  20852                        Series Trust, 1993 to
                                                  present; Senior Vice
                                                  President of Marketing of
                                                  Schield Management Company,
                                                  a registered investment
                                                  adviser, 1985 to present.
--------------------------------------------------------------------------------
J. KENNETH DALTON (57)        Trustee of the      Manager of the Separate
6116 Executive Boulevard      Trust               Account, 1996 to November
Suite 400                                         1998; Trustee of the Rydex
Rockville, Maryland 20852                         Series Trust, 1993 to
                                                  present; Mortgage Banking
                                                  Consultant and Investor, The
                                                  Dalton Group, April 1995 to
                                                  present; President, CRAM
                                                  Mortgage Group, Inc. 1966
                                                  to April 1995.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   NAME; ADDRESS; AGE         POSITION HELD       PRINCIPAL OCCUPATION(S)
                              WITH THE TRUST      DURING THE PAST 5 YEARS
--------------------------------------------------------------------------------
JOHN O.  DEMARET (57)         Trustee of the      Manager of the Separate
6116 Executive Boulevard      Trust               Account, 1997 to November
Suite 400                                         1998; Trustee of the Rydex
Rockville, Maryland 20852                         Series Trust, 1997 to present;
                                                  Founder and Chief Executive
                                                  Officer, Health Cost Controls
                                                  America, Chicago, Illinois,
                                                  1987 to 1996; sole
                                                  practitioner, Chicago,
                                                  Illinois, 1984 to 1987;
                                                  General Counsel for the
                                                  Chicago Transit Authority,
                                                  1981 to 1984; Senior Partner,
                                                  O'Halloran, LaVarre & Demaret,
                                                  Northbrook, Illinois, 1978 to
                                                  1981.
--------------------------------------------------------------------------------
*L. GREGORY GLOECKNER (45)    Trustee of the      Manager of the Separate
11815 North Pennsylvania      Trust               Account, 1996 to November
Street                                            1998; Senior Vice President,
Carmel, Indiana  46032                            Conseco, Inc., October 1994 to
                                                  the present; Vice President,
                                                  Continuum, August to October
                                                  1994; Vice President, Variable
                                                  Product Administrator, Monarch
                                                  Life Insurance Company and
                                                  First Variable Life Company,
                                                  1993 to 1994; self-employed
                                                  consultant from 1991 to 1993;
                                                  and Vice President, Beneficial
                                                  Standard Life Insurance
                                                  Company, 1989 to 1991.
--------------------------------------------------------------------------------
PATRICK T.  MCCARVILLE (55)   Trustee of the      Manager of the Separate
6116 Executive Boulevard      Trust               Account, 1997 to November
Suite 400                                         1998; Trustee of the Rydex
Rockville, Maryland 20852                         Series Trust, 1997 to present;
                                                  Founder and Chief Executive
                                                  Officer, Par Industries, Inc.,
                                                  Northbrook, Illinois, 1977 to
                                                  present;  President and Chief
                                                  Executive Officer, American
                                                  Health Resources, Northbrook,
                                                  Illinois, 1984 to 1986.
--------------------------------------------------------------------------------
ROGER SOMERS (53)             Trustee of the      Manager of the Separate
6116 Executive Boulevard      Trust               Account, 1996 to November
Suite 400                                         1998; Trustee of the Rydex
Rockville, Maryland 20852                         Series Trust, 1993 to present;
                                                  President, Arrow Limousine,
                                                  1963 to present.
--------------------------------------------------------------------------------
ROBERT M. STEELE (40)         Secretary and Vice  Vice President of PADCO
6116 Executive Boulevard      President of the    Advisors, Inc., investment
Suite 400                     Trust               adviser to the Rydex Series
Rockville, Maryland 20852                         Trust, 1994 to present;
                                                  Secretary and Vice President
                                                  of the Separate Account, 1996
                                                  to November 1998; Vice
                                                  President of PADCO Advisors
                                                  II, Inc., investment adviser
                                                  to the Separate Account and
                                                  the Trust, 1996 to present;
                                                  Vice President of The
                                                  Boston Company, Inc., an
                                                  institutional money management
                                                  firm, 1987 to 1994.
--------------------------------------------------------------------------------
CARL G. VERBONCOEUR (46)      Vice President and  Chief Financial Officer of
6116 Executive Boulevard      Treasurer of the    PADCO Financial Services,
Suite 400                     Trust               Inc., 1997 to present; Vice
Rockville, Maryland 20852                         President and Treasurer of the
                                                  Rydex Series Trust, 1997 to
                                                  present; Vice President of
                                                  Operations of the Separate
                                                  Account, 1997 to November
                                                  1998; Senior Vice President,
                                                  Crestar Bank, 1995 to 1997;
                                                  Senior Vice President, Crestar
                                                  Asset Management Company, a
                                                  registered investment adviser,
                                                  1993 to 1995; Vice President
                                                  Perpetual Savings Bank, 1987
                                                  to 1993.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   NAME; ADDRESS; AGE         POSITION HELD       PRINCIPAL OCCUPATION(S)
                              WITH THE TRUST      DURING THE PAST 5 YEARS
--------------------------------------------------------------------------------
MICHAEL P. BYRUM (28)         Vice President and  Vice President of PADCO
6116 Executive Boulevard      Assistant           Advisors, Inc. since 1998;
Suite 400                     Secretary of the    Employee and senior portfolio
Rockville, Maryland 20852     Trust               manager of PADCO Advisors,
                                                  Inc., 1993 to 1998; Portfolio
                                                  manager of The Rydex OTC Fund
                                                  (since 1997), The Rydex Ursa
                                                  Fund (since 1997) and the
                                                  Rydex Arktos Fund (since
                                                  1998), each a series of the
                                                  Rydex Series Trust; Assistant
                                                  Secretary of the Separate
                                                  Account, 1996 to November
                                                  1998; Employee of PADCO
                                                  Advisors II Inc., investment
                                                  adviser to the Separate
                                                  Account and the Trust, 1994 to
                                                  present; Investment
                                                  Representative, Money
                                                  Management Associates, a
                                                  registered investment adviser,
                                                  1992 to 1993.
--------------------------------------------------------------------------------

___________________

*    This trustee is deemed to be an "interested person" of the Trust.


The aggregate compensation paid by the Trust to each of its Trustees serving during the fiscal year ended December 31, 1998, is set forth in the table below.



--------------------------------------------------------------------------------
   NAME OF PERSON,      AGGREGATE     PENSION OR    ESTIMATED       TOTAL
       POSITION        COMPENSATION   RETIREMENT      ANNUAL     COMPENSATION
                        FROM TRUST     BENEFITS      BENEFITS     FROM FUND
                                       ACCRUED AS      UPON      COMPLEX FOR
                                        PART OF     RETIREMENT    SERVICE ON
                                        TRUST'S                  TWO BOARDS**
                                       EXPENSES
--------------------------------------------------------------------------------
Albert P. Viragh,        $    0              $0            $0      $     0
Jr.*, CHAIRMAN AND
PRESIDENT
--------------------------------------------------------------------------------
Corey A. Colehour,       $9,000              $0            $0      $33,000
TRUSTEE
--------------------------------------------------------------------------------
J. Kenneth Dalton,       $7,500              $0            $0      $27,500
TRUSTEE
--------------------------------------------------------------------------------
Roger Somers,            $7,500              $0            $0      $27,500
TRUSTEE
--------------------------------------------------------------------------------
John O. Demaret,         $9,000              $0            $0      $33,000
TRUSTEE
--------------------------------------------------------------------------------
Patrick T.               $9,000              $0            $0      $33,000
McCarville, TRUSTEE
--------------------------------------------------------------------------------
L. Gregory               $    0              $0            $0      $     0
Gloeckner*, TRUSTEE
--------------------------------------------------------------------------------


  *Denotes an "interested person" of the Trust.

  **Each member of the Board of Trustees, except L. Gregory Gloeckner, also serves as a Trustee to the Rydex Series Trust.


As of the date of this SAI, the Trustees and the officers of the Trust, as a group, owned, of record and beneficially, less than 1.0% of the outstanding shares of each Fund.

THE ADVISORY AGREEMENT

Under an investment advisory agreement with the Advisor, dated August 11, 1998, the Advisor serves as the investment adviser for each series of the Trust and provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to direction and control by the Trustees and the officers of the Trust. As of December 31, 1998, net assets under management of the Advisor and its affiliates were approximately $3.9 billion. Pursuant to the advisory agreement with the Advisor, the Funds pay the Advisor the following fees at an annual rate based on the average daily net assets for each respective Fund, as set forth in the table below. The advisory fee contractual rate paid to the Advisor by the Funds, respectively, is the same as was paid by the Rydex Subaccounts, respectively. The aggregate advisory fees paid to the Advisor are set forth in the table below.



-------------------------------------------------------------------------------
                                                  ADVISORY FEES PAID (NET OF
                                                 REIMBURSEMENTS AND WAIVERS)
           FUND                                  ---------------------------
                            ANNUAL ADVISORY         1997*           1998*
                          FEE CONTRACTUAL RATE
-------------------------------------------------------------------------------
Nova Fund                         0.75%               $0           $115,892
-------------------------------------------------------------------------------
Ursa Fund                         0.90%               $0           $ 41,668
-------------------------------------------------------------------------------
OTC Fund                          0.75%               $0           $ 96,378
-------------------------------------------------------------------------------
Metals Fund                       0.75%               $0           $  5,891
-------------------------------------------------------------------------------
Bond Fund                         0.50%               $0           $  9,985
-------------------------------------------------------------------------------
Juno Fund                         0.90%               $0           $    906
-------------------------------------------------------------------------------
Money Market Fund                 0.50%               $0           $ 79,870
-------------------------------------------------------------------------------
Sector Funds(1)                   0.85%              N/A             N/A
-------------------------------------------------------------------------------
Arktos Fund(1)                    0.90%              N/A             N/A
-------------------------------------------------------------------------------


*Fees paid for periods prior to November 1, 1998 represent fees paid by the Rydex Subaccounts.
(1)The Sector Funds and the Arktos Fund had not commenced operations as of December 31, 1998.


The Advisor manages the investment and the reinvestment of the assets of each of the Funds, in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Trustees and the officers of the Trust. The Advisor bears all costs associated with providing these advisory services and the expenses of the Trustees of the Trust who are affiliated with or interested persons of the Advisor. The Advisor, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pay all distribution costs for Fund shares.

The Advisor, which has its office at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, was incorporated in the State of Maryland on July 5, 1994. Albert P. Viragh, Jr., the Chairman of the Board of Trustees and the President of the Advisor, owns a controlling interest in the Advisor.

THE SERVICE AGREEMENT
General administrative, shareholder, dividend disbursement, transfer agent, and registrar services are provided to the Trust and the Funds by PADCO Service Company, Inc., 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852 (the "Servicer"), subject to the general supervision and control of the Trustees and the officers of the Trust, pursuant to a service agreement between the Trust and the Servicer, dated August 11, 1998. The Servicer is wholly-owned by Albert P. Viragh, Jr., who is the Chairman of the Board and the President of the Trust and the sole controlling person and majority owner of the Advisor.

Under the service agreement, the Servicer provides the Trust and each Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust and each Fund under Federal and state securities laws. The Servicer also maintains the shareholder account records for each Fund, distributes dividends and distributions payable by each Fund, and produces statements with respect to account activity for each Fund and each Fund's shareholders. The Servicer pays all fees and expenses that are directly related to the services provided by the Servicer to each Fund; each Fund reimburses the Servicer for all fees and expenses incurred by the Servicer which are not directly related to the services the Servicer provides to the Fund under the service agreement. The Servicer may compensate third parties for providing certain shareholder services on behalf of the Servicer.

The service fee contractual rate paid to the Servicer by the Funds, respectively, is the same as was paid by the Rydex Subaccounts, respectively, and is set forth in the table below. The aggregate service fees paid to the Servicers are set forth in the table below.



--------------------------------------------------------------------------------
                                                     SERVICE FEES PAID (NET OF
                         ANNUAL SERVICE FEE          REIMBURSEMENTS AND WAIVERS)
        FUND                    RATE                 ---------------------------
                                                          1997*         1998*
--------------------------------------------------------------------------------
Nova Fund                       0.25%                      $0          $40,528
--------------------------------------------------------------------------------
Ursa Fund                       0.25%                      $0          $14,234
--------------------------------------------------------------------------------
OTC Fund                        0.20%                      $0          $25,701
--------------------------------------------------------------------------------
Metals Fund                     0.20%                      $0          $ 2,001
--------------------------------------------------------------------------------
Bond Fund                       0.20%                      $0          $ 3,994
--------------------------------------------------------------------------------
Juno Fund                       0.25%                      $0          $   445
--------------------------------------------------------------------------------
Money Market Fund               0.20%                      $0          $36,245
--------------------------------------------------------------------------------
Arktos Fund(1)                  0.25%                      N/A           N/A
--------------------------------------------------------------------------------
Sector Funds(1)                 0.25%                      N/A           N/A
--------------------------------------------------------------------------------

(1)The Sector Funds and the Arktos Fund had not commenced operations as of December 31, 1998.


*Fees paid for periods prior to November 1, 1998 represent fees paid by the Rydex Subaccounts.


INVESTOR SERVICES PLAN
Pursuant to an Investor Services Plan dated January 1, 1999, PFS directly, or indirectly through other service providers determined by PFS ("Service Providers"), provides investor services to owners of Contacts who, indirectly through insurance company separate accounts, invest in shares of the Funds ("Investors"). Investor services include some or all of the following:
printing Fund prospectuses and statements of additional information and mailing them to Investors or to financial advisors who allocate funds for investments in Shares of the Funds on behalf of Investors ("Financial Advisors"); forwarding communications from the Funds to Investors or Financial Advisors, including proxy solicitation material and annual and semiannual reports; assistance in facilitating and processing transactions in Shares of the Funds in connection with strategic or tactical asset allocation investing; assistance in providing the Fund with advance information on strategic and tactical asset allocation trends and anticipated investment activity in and among the Funds; assisting Investors who wish or need to change Financial Advisors; and providing support services to Financial Advisors, including, but not limited to: (a) providing Financial Advisors with updates on policies and procedures; (b) answering questions of Financial Advisors regarding the Funds' portfolio investments; (c) providing performance information to Financial Advisors regarding the Funds; (d) providing information to Financial Advisors regarding the Funds' investment objectives; (e) providing investor account information to Financial Advisors; and (f) redeeming Fund Shares, if necessary, for the payment of Financial Advisor fees.

For these services, the Trust compensates PFS at an annual rate not exceeding
 .25% of the Funds' average daily net assets. PFS is authorized to use its fee to compensate Services Providers for providing Investor services. The fee will be paid from the assets of the Funds and will be calculated and accrued daily and paid within fifteen (15) days of the end of each month.

COSTS AND EXPENSES
Each Fund bears all expenses of its operations other than those assumed by the Advisor or the Servicer. Fund expenses include: the management fee; the servicing fee (including administrative, transfer agent, and shareholder servicing fees); custodian and accounting fees and expenses; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all Federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; non-interested Trustees' fees and expenses; the costs and expenses of redeeming shares of the Fund; fees and expenses paid to any securities pricing organization; dues and expenses associated with membership in any mutual fund organization; and costs for incoming telephone WATTS lines. In addition, each of the Funds pays an equal portion of the Trustee fees and expenses for attendance at Trustee meetings for the Trustees of the Trust who are not affiliated with or interested persons of the Advisor.

PRINCIPAL HOLDERS OF SECURITIES

As of April 1, 1999, Conseco Variable Insurance Company ("CVIC"), 11815 North Pennsylvania Street, Carmel, IN 46032, was sole shareholder of each Fund. Therefore, CVIC may be considered a control person under the Investment Company Act of 1940.

DETERMINATION OF NET ASSET VALUE

The net asset value of a Fund serves as the basis for the purchase and redemption price of that Fund's shares. The net asset value per share of a Fund is calculated by dividing the market value of the Fund's securities plus the values of its other assets, less all liabilities, by the number of outstanding shares of the Fund. If market quotations are not readily available, a security will be valued at fair value by the Board of Trustees or by the Advisor using methods established or ratified by the Board of Trustees.

For purposes of determining net asset value per share of a Fund, options and futures contracts will be valued at 4:00 P.M., Eastern Time, close of regular trading on the NYSE, except that futures contracts traded on the Chicago Board of Trade ("CBOT") will be valued at 3:00 P.M., Eastern Time, the close of trading of that exchange. Options on securities and indices purchased by a Fund generally are valued at their last bid price in the case of exchange-traded options or, in the case of options traded in the over-the-counter ("OTC") market, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. The value of a futures contract equals the unrealized gain or loss on the contract settlement price for a like contract acquired on the day on which the futures contract is being valued. The value of options on futures contracts is determined based upon the current settlement price for a like option acquired on the day on which the option is being valued. A settlement price may not be used for the foregoing purposes if the market makes a limit move with respect to a particular commodity.


On days when the CBOT is closed during its usual business hours, but the shares of the Bond Fund or Juno Fund have been purchased, redeemed, and/or exchanged, the portfolio securities held by the Bond Fund or Juno Fund which are traded on the CBOT are valued at the earlier of (i) the time of the execution of the last trade of the day for the Bond Fund or Juno Fund in those CBOT-traded portfolio securities and (ii) the time of the close of the CBOT Evening Session. On days when the CBOT is closed during its usual business hours and there is no need for the Bond Fund or Juno Fund to execute trades on the CBOT, the value of the CBOT-traded portfolio securities held by the Bond Fund or Juno Fund will be the mean of the bid and asked prices for those CBOT-traded portfolio securities at the open of the CBOT Evening Session.

OTC securities held by a Fund shall be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are taken at the last sales price of such securities on such exchange; if no sales price is reported, the mean of the last bid and asked price is used. For valuation purposes, all assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and the offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in good faith by the Advisor based on guidelines adopted by the Trustees. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends from foreign securities which are recorded as soon as the Trust is informed after the ex-dividend date.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to the Advisor or the officers of the Trust. The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determination. The Trustees, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Funds are valued at fair value.

AMORTIZED COST METHOD
The Money Market Fund will utilize the amortized cost method in valuing its portfolio securities for purposes of determining the net asset value of its shares even though the portfolio securities may increase or decrease in market value, generally, in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument while this method provides certainty in valuation, this method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if this Fund sold the instrument. During such periods, the yield to investors in the Money Market Fund may differ somewhat from that obtained in a similar company which uses mark-to-market values for all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Money Market Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00.

The Money Market Fund's use of the amortized cost method is permitted pursuant to Rule 2a-7 under the 1940 Act (the "Rule"). The Rule requires that the Money Market Fund limit its investments to U.S. dollar-denominated instruments that meet the Rule's quality, maturity and diversification requirements. The Rule also requires the Money Market Fund to maintain a dollar-weighted average portfolio maturity of not more than ninety days and precludes the purchase of any instrument with a remaining maturity of more than thirteen months.

The Money Market Fund may only purchase Eligible Securities. Eligible Securities are securities which: (a) have remaining maturities of thirteen months or less; (b) either (i) are rated in the two highest short-term rating categories by any two nationally-recognized statistical rating organizations ("NSROs") that have issued a short-term rating with respect to the security or class of debt obligations of the issuer, or (ii) if only one NSRO has issued a short-term rating with respect to the security, then by that NSRO; (c) were long-term securities at the time of issuance whose issuers have outstanding short-term debt obligations which are comparable in priority and security and has a ratings as specified in (b) above; or (d) if no rating is assigned by any NSRO as provided in (b) and (c) above, the unrated securities are determined by the Trustees to be of comparable quality to any rated securities.

As permitted by the Rule, the Trustees have delegated to the Advisor, subject to the Trustees' oversight pursuant to guidelines and procedures adopted by the Trustees, the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.

If the Trustees determine that it is no longer in the best interests of the Money Market Fund and its shareholders to maintain a stable price of $1.00 per share, or if the Trustees believe that maintaining such price no longer reflects a market-based net asset value per share, the Trustees have the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Money Market Fund will notify shareholders of any such change.

PERFORMANCE INFORMATION

From time to time, each of the Funds (other than the Money Market Fund) may include the Fund's total return in advertisements or reports to shareholders or prospective shareholders. Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of at least one, five, and ten years (up to the life of the Fund) (the ending date of the period will be stated). Total return of a Fund is calculated from two factors: the amount of dividends earned by each Fund share and by the increase or decrease in value of the Fund's share price. See "Calculation of Return Quotations."

Performance information for each of the Funds contained in reports to shareholders or prospective shareholders, advertisements, and other promotional literature may be compared to the record of various unmanaged indexes. Performance information for the Nova Fund, the Ursa Fund, and the Metals Fund may be compared to various unmanaged indexes, including, but not limited to, the S&P 500 Index or the Dow Jones Industrial Average. Performance information for the Metals Fund also may be compared to its current benchmark, the XAU Index. Performance information for the OTC and Arktos Funds may be compared to various unmanaged indexes, including, but not limited to, its current benchmark, the NASDAQ 100 Index-TM-, and the NASDAQ Composite Index-TM-. The OTC Fund has the ability to invest in securities not included in the NASDAQ 100 Index-TM- or the NASDAQ Composite Index-TM-, and the OTC Fund's investment portfolio may or may not be similar in composition to NASDAQ 100 Index-TM- or the NASDAQ Composite Index-TM-. Performance information for the Bond Fund and the Juno Fund may be compared to various unmanaged indexes, including, but not limited to, the Shearson Lehman Government (LT) Index.

Such unmanaged indexes may assume the reinvestment of dividends, but generally do not reflect deductions for operating costs and expenses. In addition, a Fund's total return may be compared to the performance of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper Analytical Services, Inc. ("Lipper"), and CDA Investment Technologies, Inc., among others, when Lipper's tracking results are used, the Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. Performance figures are based on historical results and are not intended to indicate future performance.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appear in numerous financial publications such as MONEY, FORBES, KIPLINGER'S MAGAZINE, PERSONAL INVESTOR, MORNINGSTAR, INC., and similar sources.

CALCULATION OF RETURN QUOTATIONS

For purposes of quoting and comparing the performance of a Fund (other than the Money Market Fund) to that of other mutual funds and to other relevant market indexes in advertisements or in reports to shareholders, performance for the Fund may be stated in terms of total return. Under the rules of the SEC

("SEC Rules"), Funds advertising performance must include total return quotes calculated according to the following formula:

                           n
                     P(1+T) = ERV

   Where:    P =       a hypothetical initial payment of $1,000;

             T =       average annual total return;

             n =       number of years (1, 5 or 10); and

             ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of the 1, 5 or 10 year periods, at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods or a shorter period dating from the effectiveness of the Registration Statement of the Trust In calculating the ending redeemable value, all dividends and distributions by a Fund are assumed to have been reinvested at net asset value as described in the Trust's Prospectus on the reinvestment dates during the period. Total return, or 'T' in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

For the fiscal year ended December 31, 1998 and the period from the respective commencement of continuous operations of the Funds to December 31, 1998, the average annual compounded rate of return of the respective Funds (other than the Money Market Fund), assuming the reinvestment of all dividends and distributions, was as follows in the table below. The predecessor Rydex Subaccounts were subject to certain insurance-related expenses to which the Funds are not subject.



--------------------------------------------------------------------------------
                                                             SINCE COMMENCEMENT
                              FOR FISCAL YEAR ENDED          OF OPERATIONS TO
                              DECEMBER 31, 1998              DECEMBER 31, 1998
--------------------------------------------------------------------------------
Nova Fund(1)                      30.06%                       32.30%
--------------------------------------------------------------------------------
Ursa Fund(2)                     (21.93)%                     (22.43)%
--------------------------------------------------------------------------------
OTC Fund(1)                       83.76%                       50.14%
--------------------------------------------------------------------------------
Metals Fund(3)                   (17.24)%                     (28.90)%
--------------------------------------------------------------------------------


                                          31

--------------------------------------------------------------------------------
Bond Fund(4)                      12.86%                       17.46%
--------------------------------------------------------------------------------
Juno Fund(5)                      N/A                          N/A
--------------------------------------------------------------------------------

______________________

(1)Since commencement of continuous operations. The Nova Fund and OTC Fund commenced operations on May 7, 1997.


(2)Since commencement of continuous operations. The Ursa Fund commenced continuous operations on June 10, 1997. Prior to that time, due to the nature of the investment activity, the Fund's predecessor experienced periods with zero net assets. Periods of operation, including returns for each discrete period, were as follows: May 7, 1997 to May 21, 1997 (-.70%); May 24, 1997 to June 3,
1997 (.10%).


(3)The Metals Fund commenced operations on May 29, 1997.


(4)Since commencement of continuous operations. The Bond Fund commenced continuous operations on August 18, 1997. Prior to that time, due to the nature of the investment activity, the Fund's predecessor experienced periods with zero net assets. Periods of operation, including returns for each discrete period, were as follows: May 29, 1997 to June 5, 1997 (1.45%); June 24, 1997 to July 14, 1997 (2.20%); July 29, 1997 to August 12, 1997 (-3.30%).


(5)The Juno Fund commenced continuous operations on March 4, 1998. Prior to that time, due to the nature of the investment activity, the Fund's predecessor experienced periods with zero net assets. For the period ended December 31, 1997, periods of operation, including returns for each discrete period, were as follows: May 7, 1997 to June 3, 1997 (-1.40%); June 16, 1997 to July 2, 1997
(-.31%); July 7, 1997 (-.52%); July 24, 1997 to August 11, 1997 (2.87%); August
26, 1997 to October 19, 1997 (-2.06%); and October 22, 1997 to December 11, 1997
(-5.16%); January 19, 1998 to January 25, 1998 (2.93%); February 1, 1998 to
February 2, 1998 (0.45%); February 22, 1998 to February 24, 1998 (1.22%); and
March 1, 1998 to March 2, 1998 (0.88%).


*Not Annualized


INFORMATION ON COMPUTATION OF YIELD

THE BOND FUND
In addition to the total return quotations discussed above, the Bond Fund also may advertise its yield based on a thirty-day (or one month) period ended on the date of the most recent balance sheet included in the Trust's Registration Statement, computed by dividing the net investment income per share of the Fund earned during the period by the maximum offering price per Fund share on the last day of the period, according to the following formula:

                                                6
                             YIELD = 2( a-b + 1)  - 1
                                        ---
                                        cd

     Where:    a =       dividends and interest earned during the period;

               b =       expenses accrued for the period (net of
                         reimbursements);

               c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and

               d = the maximum offering price per share on the last day of the period.

Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (i) computing the yield to maturity of each obligation held by the Bond Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (ii) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation that is in the Bond Fund's portfolio (assuming a month of thirty days), and (iii) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the thirty-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.


The Bond Fund from time to time may also advertise its yield based on a thirty-day period ending on a date other than the most recent balance sheet included in the Trust's Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based. The thirty-day yield for the Bond Fund as of December 31, 1998 was 3.00%.

Any quotation of performance stated in terms of yield (whether based on a thirty-day or one month period) will be given no greater prominence than the information prescribed under SEC Rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost of such shares.


THE MONEY MARKET FUND
The Money Market Fund's annualized current yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining, for a stated seven-day period, the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by 365 divided by 7.

The Money Market Fund's annualized effective yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining (for the same stated seven-day period as the current yield) the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Money Market Fund such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

The annualized current yield and annualized effective yield for the Money Market Fund for the fiscal year ended December 31, 1998 were 2.85% and 3.18%, respectively.

The yields quoted in any advertisement or other communication should not be considered a representation of the yields of the Money Market Fund in the future since the yield is not fixed. Actual yields will depend not only on the type, quality, and maturities of the investments held by the Money Market Fund and changes in interest rates on such investments, but also on changes in the Money Market Fund's expenses during the period.

Yield information may be useful in reviewing the performance of the Money Market Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which typically pay a fixed yield for a stated period of time, the Money Market Fund's yield fluctuates.

PURCHASE AND REDEMPTION OF SHARES

SUSPENSION OF THE RIGHT OF REDEMPTION
The Funds may suspend the right of redemption or the date of payment: (i) for any period during which the NYSE, the Federal Reserve Bank of New York, the NASDAQ, the Chicago Mercantile Exchange ("CME"), the CBOT, or any other exchange, as appropriate, is closed (other than customary weekend or holiday closings), or trading on the NYSE, the NASDAQ, the CME, the CBOT, or any other exchange, as appropriate, is restricted; (ii) for any period during which an emergency exists so that sales of a Fund's investments or the determination of its NAV is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of a Fund's investors.

HOLIDAYS
The NYSE, the Federal Reserve Bank of New York, the NASDAQ, the CME, the CBOT, and other U.S. exchanges are closed on weekends and on the following holidays:
(i) New Year's Day, Martin Luther King Jr.'s Birthday, President's Day, Good Friday, Memorial Day, July Fourth, Labor Day, Columbus Day, Thanksgiving Day, and Christmas Day; and (ii) the preceding Friday if any of these holidays falls on a Saturday, or the subsequent Monday if any of these holidays falls on a Sunday. Although the Trust expects the same holiday schedules to be observed in the future, each of the aforementioned exchanges may modify its holiday schedule at any time.

REDEMPTIONS IN-KIND
The Trust intends to pay your redemption proceeds in cash. However, under unusual conditions that make the payment in cash unwise (and for the protection of the remaining shareholders of the Fund) the Trust reserves the right to pay all, or part, of your redemption proceeds in liquid securities with a market
value equal to the redemption price (redemption in-kind).   Although it is
highly unlikely that your shares would ever actually be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income and any distributions of net realized capital gains from each of the Funds will be distributed as described in the Trust's Prospectus under "Dividends and Distributions." All such distributions of a Fund normally automatically will be reinvested without charge in additional shares of the same Fund.

The Money Market Fund intends to declare dividends daily from net investment income (and net short-term capital gains, if any) and distribute such dividends monthly. Net income, for dividend purposes, includes accrued interest and accretion of original issue and market discount, plus or minus any short-term gains or losses realized on sales of portfolio securities, less the amortization of market premium and the estimated expenses of the Money Market Fund. Net income will be calculated immediately prior to the determination of net asset value per share of the Money Market Fund.

The Trustees may revise the dividend policy, or postpone the payment of dividends, if the Money Market Fund should have or anticipate any large unexpected expense, loss, or fluctuation in net assets which, in the opinion of the Trustees, might have a significant adverse effect on shareholders of the Money Market Fund. On occasion, in order to maintain a constant $1.00 per share net asset value for the Money Market Fund, the Trustees may direct that the number of outstanding shares of the Money Market Fund be reduced in each shareholder's account.

With respect to the investment by the Bond Fund in U.S. Treasury zero coupon bonds, a portion of the difference between the issue price of zero coupon securities and the face value of such securities (the "original issue discount") is considered to be income to the Bond Fund each year, even though the Bond Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the Bond Fund which must be distributed to shareholders of the Bond Fund in order to maintain the qualification of the Bond Fund as a regulated investment company (a "RIC") under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), as described immediately below under "Regulated Investment Company Status," and to avoid Federal income tax at the level of the Bond Fund.

REGULATED INVESTMENT COMPANY STATUS
As a RIC, a Fund would not be subject to Federal income taxes on the net investment income and capital gains that the Fund distributes to the Fund's shareholders.

Each of the Funds will seek to qualify for treatment as a RIC under the Code. Provided that a Fund (i) is a RIC and (ii) distributes at least 90% of the Fund's net investment income (including, for this purpose, net realized short-term capital gains), the Fund itself will not be subject to Federal income taxes to the extent the Fund's net investment income and the Fund's net realized long- and short-term capital gains, if any, are distributed to the Fund's shareholders. To avoid an excise tax on its undistributed income, each Fund generally must distribute at least 98% of its income, including its net long-term capital gains. One of several requirements for RIC qualification is that the Fund must receive at least 90% of the Fund's gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to the Fund's investments in stock, securities, and foreign currencies (the "90% Test"). Income from investments in precious metals and in precious minerals will not qualify as gross income from "securities" for purposes of the 90% Test. The Metals Fund, therefore, intends to restrict its investment in precious metals and in precious minerals to avoid a violation of the 90% Test.

If a Fund were to fail to qualify as an RIC for one or more taxable years, the Fund could then qualify (or re-qualify) as an RIC for a subsequent taxable year only if the Fund had distributed to the Fund's shareholders a taxable dividend equal to the full amount of any earnings or profits (less the interest charge mentioned below, if applicable) attributable to such period. The Fund might also be required to pay to the U.S. Internal Revenue Service (the "IRS") interest on 50% of such accumulated earnings and profits. In addition, pursuant to the Code and an interpretative notice issued by the IRS, if the Fund should fail to qualify as an RIC and should thereafter seek to re-qualify as an RIC, the Fund may be subject to tax on the excess (if any) of the fair market of the Fund's assets over the Fund's basis in such assets, as of the day immediately before the first taxable year for which the Fund seeks to re-qualify as an RIC.



If a Fund determines that the Fund will not qualify as an RIC under Subchapter M of the Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund's net asset value.

SECTION 817(h) DIVERSIFICATION
Section 817(h) of the Code requires that the assets of each Fund be adequately diversified so that insurance companies that invest in their shares, and not variable annuity contract owners, are considered the owners of the shares for federal income tax purposes. Each Fund ordinarily must satisfy the diversification requirements within one year after contract owner funds are first allocated to the particular Fund. In order to meet the diversification requirements of regulations issued under Section 817(h), each Fund will meet the following test: no more than 55% of the assets will be invested in any one investment; no more than 70% of the assets will be invested in any two investments; no more than 80% of the assets will be invested in any three investments; and no more than 90% will be invested in any four investments.
Each Fund must meet the above diversification requirements within 30 days of the end of each calendar quarter.

SPECIAL CONSIDERATIONS APPLICABLE TO THE METALS FUND AND THE SECTOR FUNDS
In general, with respect to the Metals Fund and the Sector Funds, gains from "foreign currencies" and from foreign currency options, foreign currency futures, and forward foreign exchange contracts ("forward contracts") relating to investments in stock, securities, or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures, or forward contracts will be valued for purposes of the RIC diversification requirements applicable to the Fund.

Under the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under the Code. Also, certain foreign exchange gains derived with respect to foreign fixed-income securities are also subject to special treatment. In general, any such gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if such losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions.

A Fund may incur a liability for dividend withholding tax as a result of investment in stock or securities of foreign corporations. If, at any year end, more than 50% of the assets of a Fund are comprised of stock or securities of foreign corporations, a Fund may elect to "pass through" to shareholders the amount of foreign taxes paid by that Fund. A Fund will make such an election only if that Fund deems this to be in the best interests of its shareholders.
If a Fund does not qualify to make this election or does qualify, but does not choose to do so, the imposition of such taxes would directly reduce the return to an investor from an investment in that Fund.

TRANSACTIONS BY THE FUNDS
If a call option written by a Fund expires, the amount of the premium received by the Fund for the option will be short-term or long-term capital gain to the Fund depending on the Fund's holding period for the underlying security or underlying futures contract. If such an option is closed by a Fund, any gain or loss realized by the Fund as a result of the closing purchase transaction will be short-term or long-term capital gain or loss depending on the Fund's holding period for the underlying security or underlying futures contract. If the holder of a call option exercises the holder's right under the option, any gain or loss realized by the Fund upon the sale of the underlying security or underlying futures contract pursuant to such exercise will be short-term or long-term capital gain or loss to the Fund depending on the Fund's holding period for the underlying security or underlying futures contract.

With respect to call options purchased by a Fund, the Fund will realize short-term or long-term capital gain or loss if such option is sold and will realize short-term or long-term capital loss if the option is allowed to expire depending on the Fund's holding period for the call option. If such a call option is exercised, the amount paid by the Fund for the option will be added to the basis of the stock or futures contract so acquired.

A Fund has available to it a number of elections under the Code concerning the treatment of option transactions for tax purposes. A Fund will utilize the tax treatment that, in the Fund's judgment, will be most favorable to a majority of investors in the Fund. Taxation of these transactions will vary according to the elections made by the Fund. These tax considerations may have an impact on investment decisions made by the Fund.

Each of the Nova Fund, the Ursa Fund, the OTC Fund, the Arktos Fund, the Metals Fund and the Sector Funds in its operations also will utilize options on stock indexes. Options on "broad based" stock indexes are classified as "nonequity options" under the Code. Gains and losses resulting from the expiration, exercise, or closing of such nonequity options, as well as gains and losses resulting from futures contract transactions, will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter, "blended gain or loss"). In addition, any nonequity option and futures contract held by a Fund on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss.

The trading strategies of each of the Nova Fund, the Ursa Fund, the OTC Fund, the Arktos Fund, the Metals Fund and the Sector Funds involving nonequity options on stock indexes may constitute "straddle" transactions. "Straddles" may affect the taxation of such instruments and may cause the postponement of recognition of losses incurred in certain closing transactions. Each of these four Funds will also have available to the Fund a number of elections under the Code concerning the treatment of option transactions for tax purposes. Each such Fund will utilize the tax treatment that, in the Fund's judgment, will be most favorable to a majority of investors in the Fund. Taxation of these transactions will vary according to the elections made by the Fund. These tax considerations may have an impact on investment decisions made by the Fund.

A Fund's transactions in options, under some circumstances, could preclude the Fund's qualifying for the special tax treatment available to investment companies meeting the requirements of Subchapter M of the

Code. However, it is the intention of each Fund's portfolio management to limit gains from such investments to less than 10% of the gross income of the Fund during any fiscal year in order to maintain this qualification.

OTHER ISSUES
Each Fund may be subject to tax or taxes in certain states where the Fund does business. Furthermore, in those states which have income tax laws, the tax treatment of a Fund and of Fund shareholders with respect to distributions by the Fund may differ from Federal tax treatment.

Shareholders are urged to consult their own tax advisors regarding the application of the provisions of tax law described in this Statement of Additional Information in light of the particular tax situations of the shareholders and regarding specific questions as to Federal, state, or local taxes.

OTHER INFORMATION

VOTING RIGHTS
You receive one vote for every full Fund share owned. Each Fund or class of a Fund will vote separately on matters relating solely to that Fund or class. All shares of the Funds are freely transferable.

As a Delaware business trust, the Trust is not required to hold annual Shareholder meetings unless otherwise required by the 1940 Act. However, a meeting may be called by Shareholders owning at least 10% of the outstanding shares of the Trust. If a meeting is requested by Shareholders, the Trust will provide appropriate assistance and information to the Shareholders who requested the meeting. Shareholder inquiries can be made by calling 301-468-8520, or by writing to the Trust at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

REPORTING
You will receive the Trust's unaudited financial information and audited financial statements. In addition, the Trust will send you proxy statements and other reports. If you are a customer of a financial institution that has purchased shares of a Fund for your account, you may, depending upon the nature of your account, receive all or a portion of this information directly from your financial institution.

SHAREHOLDER INQUIRIES

You may call 301-468-8520 to obtain information on account statements, procedures, and other related information.

COUNSEL

Morgan, Lewis & Bockius LLP, 1800 M Street, N.W., Washington, D.C. 20036, serves as counsel to the Trust.

AUDITORS AND CUSTODIAN

Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, are the auditors and the independent certified public accountants of the Trust and each of the Funds. Firstar Bank, N.A. (the "Custodian"), 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Trust and the Funds under a custody agreement between the Trust and the Custodian. Under the custody agreement, the Custodian holds the portfolio securities of each Fund and keeps all necessary related accounts and records.

FINANCIAL STATEMENTS

The financial statements for the Trust for the period ended December 31, 1998, including notes thereto and the report of Deloitte & Touche LLP have been filed with the SEC and are incorporated by reference into this Statement of Additional Information.

                                      APPENDIX A

BOND RATINGS

Below is a description of Standard & Poor's Ratings Group ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") bond rating categories.

STANDARD & POOR'S RATINGS
GROUP CORPORATE BOND RATINGS

AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA -- Bonds rated "AA" also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

A -- Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated "BBB" are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B -- Bonds rated "B" have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC -- Bonds rated "CCC" have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

MOODY'S INVESTORS SERVICE, INC.
CORPORATE BOND RATINGS
Aaa -- Bonds rate "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to a "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds rate "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protections may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in "Aaa" securities.

A -- Bonds rated "A" possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds rated "Baa" are considered as medium grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds rated "Ba" are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

Caa -- Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                              PART C: OTHER INFORMATION

Item 23. Exhibits:

     (a)(1) Certificate of Trust of Rydex Variable Trust is incorporated by reference to Exhibit (a) of the Initial Registration Statement, as filed on June 17, 1998.

     (a)(2) Declaration of Trust of Rydex Variable Trust is incorporated by reference to Exhibit (a) of the Initial Registration Statement, as filed on June 17, 1998.

     (b) By-Laws are incorporated by reference to Exhibit (b) of the Initial Registration Statement, as filed on June 17, 1998.

     (c)       Not Applicable

     (d) Investment Advisory Agreement between the Registrant and PADCO Advisors II, Inc. is filed herewith.

     (e)(1) Distribution Agreement between the Registrant and PADCO Financial Services, Inc. is filed herewith.

     (e)(2) Participation Agreement between the Registrant and PADCO Financial Services, Inc. is herein incorporated by reference to Pre-Effective Amendment No. 1 as filed on October 14, 1998.

     (e)(3)    Investor Service Agreement and Plan are filed herewith.

     (f)       Not Applicable

     (g) Custodian Agreement between the Registrant and Star Bank, N.A. is herein incorporated by reference to Pre-Effective Amendment No. 1 as filed on October 14, 1998.

     (h)(1) Service Agreement between the Registrant and PADCO Service Company, Inc. is filed herewith.

     (h)(2) Accounting Services Agreement between the Registrant and PADCO Service Company, Inc. is filed herewith.

     (i)       Legal Opinion of Morgan, Lewis & Bockius LLP is filed herewith.

     (j)(1) Consent of Deloitte & Touche LLP, Independent Accountants, is filed herewith.

     (j)(2)    Consent of PricewaterhouseCoopers LLP is filed herewith.


     (k)       Not Applicable

     (l)       Not Applicable

     (m)       Not Applicable

     (n)       Financial Data Schedules are filed herewith as Exhibit 27.

     (o)       Not Applicable

     (p) Powers of Attorney for Albert P. Viragh, Jr., Carl G. Verboncoeur, Corey A. Colehour, J. Kenneth Dalton, John O. Demaret, L. Gregory Gloeckner, Patrick T. McCarville, and Roger Somers are herein incorporated by reference to Pre-Effective Amendment No. 1 as filed October 14, 1998.

Item 24.  Persons Controlled by or under Common Control with the Fund

     Not applicable.

Item 25.  Indemnification

Article X, Section 10.02 of the Declaration of Trust filed as Exhibit (a)(2) to the Initial Registration Statement filed on June 17, 1998 is incorporated herein by reference.

Item 26.  Business and other Connections of the Investment Adviser:

ADVISER

PADCO Advisors II, Inc. (the "Advisor") is the investment advisor for the Trust. The principal address of the Advisor is 6116 Executive Drive, Rockville, Maryland. The Advisor is an investment advisor registered under the Advisers Act.

The officers and directors of the Advisor, including information as to any other business profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two years, are as follows:

          Name                     Position
          ----                     --------
     Albert P. Viragh, Jr.         Chairman and President
     Albert P. Viragh, Jr.         Treasurer
     Amanda C. Viragh              Secretary

     Amanda C. Viragh              Assistant Treasurer

Item 27.  Principal Underwriters

(a) PADCO Financial Services Inc. serves as the principal underwriter for the securities of (i) The Rydex Institutional Money Market Fund and The Rydex High Yield Fund, each a series of the Rydex Series Trust, (ii) The Rydex Advisor Variable Annuity Account, a managed separate account of Great American Reserve Insurance Company and Rydex Variable Trust, each a registered investment company advised by PADCO Advisors II, Inc., and (iii) the Adviser Class of the Rydex Sector Funds and U.S. Government Money Market Fund but does not currently serve as the principal underwriter for the securities of any other investment company.

(b) The following information is furnished with respect to the directors and officers of PADCO Financial Services, Inc., with the principal underwriter for the Rydex Sector Funds and the U.S. Government Money Market Fund, each a series of the Registrant:

NAME AND PRINCIPAL       POSITIONS AND OFFICES WITH      POSITIONS AND OFFICES
BUSINESS ADDRESS*        UNDERWRITER                     WITH REGISTRANT
------------------       --------------------------      ---------------------
Albert P. Viragh, Jr.    Chairman of the Board of        Chairman of the Board
                         Directors, President and        of Trustees and
                         Treasurer                       President

Amanda C. Viragh         Director, Secretary and         None
                         Assistant Treasurer

Carl G. Verboncoeur      Vice President                  Vice President and
                                                         Treasurer


Item 28.  Location of Accounts and Records

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

All accounts, books, and records required to be maintained and preserved by
Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 and 31a-2 thereunder, will be kept by the Registrant at 6116 Executive Boulevard, Rockville, Maryland 20852.

Item 29   Management Services

     Not Applicable

Item 30.  Undertakings

     Not Applicable

                                      SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement (File No. 811-08821) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rockville, State of Maryland on this 15th day of April, 1999.

                                        Rydex Variable Trust


                                        By: /s/ Albert P. Viragh, Jr.
                                           ---------------------------
                                           Albert P. Viragh, Jr.
                                           President

     Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacity and on the dates indicated.



Signature                          Title                                   Date
---------                          -----                                   ----
                                   Chairman of the Board of Trustees,      April 15, 1999
------------------------------     Principal Executive Officer, and
Albert P. Viragh, Jr.              President

               *                   Member of the Board of Trustees         April 15, 1999
------------------------------
Corey A. Colehour

               *                   Member of the Board of Trustees         April 15, 1999
------------------------------
J. Kenneth Dalton

               *                   Member of the Board of Trustees         April 15, 1999
------------------------------
John O. Demaret

               *                   Member of the Board of Trustees         April 15, 1999
------------------------------
L. Gregory Gloeckner

               *                   Member of the Board of Trustees         April 15, 1999
------------------------------
Roger Somers

               *                   Member of the Board of Trustees         April 15, 1999
------------------------------
Patrick T. McCarville

/s/ Carl G. Verboncoeur            Vice President and Treasurer            April 15, 1999
------------------------------
Carl G. Verboncoeur

/s/ Albert P. Viragh, Jr.
---------------------------------------
Albert P. Viragh, Jr., Attorney in Fact
*Powers of Attorney previously filed

                                    EXHIBIT INDEX


Name                                                   Exhibit Page
----                                                   ------------
Certificate of Trust of Rydex Variable Trust           EX-99.a(1)
is incorporated by reference to Exhibit (a) of
the Initial Registration Statement, as filed on
June 17, 1998.

Declaration of Trust of Rydex Variable                 EX-99.a(2)
Trust is incorporated by reference to Exhibit
(a) of the Initial Registration Statement, as
filed on June 17, 1998.

By-Laws are incorporated by reference to               EX-99.b
Exhibit (b) of the Initial Registration
Statement, as filed on June 17, 1998.

Not Applicable                                         Ex-99.c

Investment Advisory Agreement between the              Ex-99.d
Registrant and PADCO Advisors II, Inc. is
filed herewith.

Distribution Agreement between the                     Ex-99.e(1)
Registrant and PADCO Financial Services,
Inc. is filed herewith.

Participation Agreement between the                    Ex-99.e(2)
Registrant and PADCO Financial Services,
Inc. is herein incorporated by reference to
Pre-Effective Amendment No. 1 as filed on
October 14, 1998.

Investor Service Agreement and Plan are                Ex-99.e(3)
filed herewith.

Not Applicable                                         Ex-99.f


Service Agreement is filed herewith.                   Ex-99(h)(1)


                                          vi

Accounting Services Agreement between the              Ex-99.h(2)
Registrant and PADCO Service Company,
Inc. is filed herewith.

Legal Opinion of Morgan, Lewis & Bockius               Ex-99.i
LLP is filed herewith.

Consent of Deloitte & Touche LLP,                      Ex-99.j(1)
Independent Accountants, is filed herewith.

Consent of PricewaterhouseCoopers LLP is               Ex-99.j(2)
filed herewith.

Not Applicable                                         Ex-99.k

Not Applicable                                         Ex-99.l

Not Applicable                                         Ex-99.m

Financial Data Schedules are filed herewith            Ex-99.n
as Exhibit 27.

Not Applicable                                         Ex-99.o

Powers of Attorney for Albert P. Viragh,               Ex-99.p
Jr., Carl G. Verboncoeur, Corey A.
Colehour, J. Kenneth Dalton, John O.
Demaret, L. Gregory Gloeckner, Patrick T.
McCarville, and Roger Somers are herein
incorporated by reference to Pre-Effective
Amendment No. 1 as filed October 14,
1998.

Financial Data Schedules
Nova Fund                                              Ex-27.1
Ursa Fund                                              Ex-27.2
OTC Fund                                               Ex-27.3
Precious Metals Fund                                   Ex-27.4
U.S. Government Bond Fund                              Ex-27.5
Juno Fund                                              Ex-27.7
Money Market Fund                                      Ex-27.6

                                         vii